UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                         RIVERSOURCE GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota     55474
--------------------------------------------------------------------------------
               (Address of principal executive offices)             (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

  Semiannual Report

                                                         RIVERSOURCE [LOGO] SM
                                                                INVESTMENTS


  RIVERSOURCE SM
  EMERGING MARKETS FUND

--------------------------------------------------------------------------------

  SEMIANNUAL REPORT FOR THE
  PERIOD ENDED APRIL 30, 2006

> RIVERSOURCE EMERGING MARKETS FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot..................................................................2

Performance Summary............................................................3

Questions & Answers with Portfolio Management..................................5

Investments in Securities.....................................................10

Financial Statements..........................................................14

Notes to Financial Statements.................................................17

Fund Expenses Example.........................................................31

Approval of Investment Management Services Agreement..........................33

Proxy Voting..................................................................33

Results of Meeting of Shareholders............................................34

                               DALBAR [LOGO] RATED
                                      2006
                                FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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                  RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 1
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

FUND SNAPSHOT AT APRIL 30, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                           <
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                    SINCE                    YEARS IN INDUSTRY
Julian Thompson                        1/00                           13
Jules Mort                            10/03                            8

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                               <
--------------------------------------------------------------------------------

For investors seeking long-term growth of capital.

Inception dates by class
A: 11/13/96 B: 11/13/96 C: 6/26/00 I: 3/4/04 Y: 11/13/96

Ticker symbols by class
A: IDEAX    B: IEMBX    C: --      I: --     Y: --

Total net assets                          $584.8 million

Number of holdings                                    85

--------------------------------------------------------------------------------
STYLE MATRIX                                                                 <
--------------------------------------------------------------------------------

-----------------------------------------
             STYLE

VALUE        BLEND        GROWTH
-----------------------------------------
                           LARGE
-----------------------------------------
                           MEDIUM   SIZE
-----------------------------------------
                           SMALL
-----------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION                                                          <
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Percentage of portfolio assets

South Africa                    18.9%
Brazil                          18.1%
South Korea                     13.8%
Russia                          10.0%
Taiwan                          10.0%
Mexico                           8.1%
Hong Kong                        3.9%
Turkey                           3.7%
China                            1.6%
Hungary                          1.6%
Argentina                        1.5%
India                            1.4%
Canada                           1.3%
Bermuda                          1.2%
Singapore                        1.1%
Cash & Short-Term Securities     0.2%
Other*                           3.6%

*   Includes Chile, Colombia, Indonesia, Luxembourg, Netherlands and United
    Kingdom.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                             <
--------------------------------------------------------------------------------

Percentage of portfolio assets
Taiwan Semiconductor Mfg (Taiwan)                                           5.8%

Petroleo Brasileiro ADR (Brazil)                                            4.2

LUKOIL ADR (Russia)                                                         3.1

Samsung Electronics (South Korea)                                           2.9

America Movil ADR Series L (Mexico)                                         2.8

Impala Platinum Holdings (South Africa)                                     2.8

ABSA Group (South Africa)                                                   2.5

Akbank (Turkey)                                                             2.5

Cia Vale do Rio Doce ADR (Brazil)                                           2.4

Gold Fields (South Africa)                                                  2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political changes.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


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2 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
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

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

RiverSource Emerging Markets Fund
Class A (excluding sales charge)                      +39.19%

Morgan Stanley Capital International(R) (MSCI)
Emerging Markets Index(1) (unmanaged)                 +37.77%

Lipper Emerging Markets Funds Index(2)                +36.64%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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                  RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 3
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

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                 <
--------------------------------------------------------------------------------

                         CLASS A             CLASS B             CLASS C        CLASS I     CLASS Y
(INCEPTION DATES)      (11/13/96)          (11/13/96)           (6/26/00)       (3/4/04)   (11/13/96)
                                                  AFTER               AFTER
                     NAV(1)    POP(2)    NAV(1)   CDSC(3)   NAV(1)    CDSC(4)    NAV(5)      NAV(5)
AT APRIL 30, 2006
---------------------------------------------------------------------------------------------------
 6 months*          +39.19%   +31.18%   +38.74%   +33.74%   +38.77%   +37.77%    +39.44%    +39.38%
---------------------------------------------------------------------------------------------------
 1 year             +62.94%   +53.57%   +61.62%   +56.62%   +61.58%   +60.58%    +63.76%    +63.15%
---------------------------------------------------------------------------------------------------
 3 years            +42.61%   +39.82%   +41.54%   +40.87%   +41.57%   +41.57%       N/A     +42.86%
---------------------------------------------------------------------------------------------------
 5 years            +22.48%   +21.04%   +21.50%   +21.32%   +21.59%   +21.59%       N/A     +22.68%
---------------------------------------------------------------------------------------------------
 Since inception     +9.68%    +8.99%    +8.83%    +8.83%   +11.88%   +11.88%    +31.15%     +9.87%
---------------------------------------------------------------------------------------------------
AT MARCH 31, 2006
---------------------------------------------------------------------------------------------------
 6 months*          +21.74%   +14.74%   +21.27%   +16.27%   +21.22%   +20.22%    +21.97%    +21.77%
---------------------------------------------------------------------------------------------------
 1 year             +48.80%   +40.25%   +47.73%   +42.73%   +47.59%   +46.59%    +49.45%    +49.04%
---------------------------------------------------------------------------------------------------
 3 years            +41.86%   +39.09%   +40.69%   +40.02%   +40.69%   +40.69%       N/A     +42.09%
---------------------------------------------------------------------------------------------------
 5 years            +21.91%   +20.47%   +20.99%   +20.80%   +20.99%   +20.99%       N/A     +22.16%
---------------------------------------------------------------------------------------------------
 Since inception     +8.99%    +8.30%    +8.15%    +8.15%   +10.76%   +10.76%    +28.30%     +9.18%
---------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*  Not annualized.


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4 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
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

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, RiverSource Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended April 30, 2006. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Emerging Markets Fund perform for the first half of the 2006 fiscal year?

A: The Fund returned 39.19% (Class A shares, excluding sales charge) for the six-month period ended April 30, 2006. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), which returned 37.77%. The Fund also outperformed its peer group, the Lipper Emerging Markets Funds Index, which rose 36.64% for the six-month time frame.

Q:    What factors most significantly affected performance?

A: Asset allocation, sector selection and stock selection contributed to the Fund's performance over this semiannual period. Asset allocation, however, was the key driver of performance. As of April 30, 2006, 32.5% of the Fund was invested in Asia; 28.1% in Latin America; 19.5% in Europe and 17.3% in Africa. Over the period, the Fund invested more heavily in Europe, Africa and Latin America than did the Fund's benchmark, the MSCI Index. The Fund allocated less to Asia than did the MSCI Index.

      Our allocation strategy proved successful over the period, with Asia, Latin America and Europe-Middle East-Africa (EMEA) demonstrating strong performance. At the country level, several overweight positions, relative to the MSCI Index helped boost performance. As the largest country overweight, relative to the MSCI Index, Brazil was up nearly 44%. We also had overweight positions, relative the MSCI Index, in Russia, South Korea, Turkey, and South Africa, which rose 63%, 38%, 39% and 48%, respectively.


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                  RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> IN RUSSIA, THE OIL SECTOR HAS CONTRIBUTED SIGNIFICANTLY TO PERFORMANCE, AND WE
  SEE THIS CONTINUING.

The Indian market has done well within an Asian context, but the Fund was very underweight, relative to the MSCI Index, in the Indian market. China was another big underweight for the Fund, relative to the MSCI Index, up 41% over the period. We felt that the Fund's money could work harder elsewhere, as these markets are becoming expensive.

Sector weighting also impacted performance. The best performing sector during the period was materials, up nearly 35%. The Fund had nearly 17.0% of its assets invested in that sector. Energy, the Fund's largest sector at 17.7%, performed well over the period, as did financials, another large sector bet in the Fund at 14.9%. The worst performing sector over the reporting period was telecommunications, which rose 20%. The Fund had about 8.9% of its assets in that sector. Information technology was the second worst sector for the period. Our position in that sector was approximately 14.4%, which was a slightly overweight position relative to the MSCI Index. Another detraction from performance was the Fund's small position in utilities. The utilities sector benefited from rising energy prices, and the Fund's small allocation to this sector missed the rise.

Stocks that contributed to performance over the period, included long-term holdings Samsung Electronics (South Korea), LUKOIL (Russia), America Movil (Mexico), UNIBANCO, CiaVale do Rio Doce and Lojas Renner (Brazil). Some stocks that hindered performance over the six-month period included clothier Esprit Holdings (Hong Kong), technology company Lipman Electronic Engineering (Israel) and food retailer Pyaterochka (Russia).


--------------------------------------------------------------------------------
6 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We increased the Fund's holdings in EMEA. Russia and Turkey were the main beneficiaries of this increase; South Africa benefited to a lesser extent. In Russia, the oil sector has contributed significantly to performance, and we see this continuing. In Turkey, we have focused on the banking sector, which offers tremendous potential because banks are refocusing their lending efforts on the consumer. This is a very undeveloped sector in Turkey, and banks have significant opportunities to develop this part of their business. In South Africa, we have added both to the Fund's commodities exposure, through mining, and also to the Fund's domestic exposure, particularly the retail sector, which we find reasonably priced on a global basis.

      We reduced the Fund's position in Asia, primarily through lessening the Fund's exposure to India and Thailand. We believe India has become overpriced and the interest rate cycle in Thailand is not favorable for investments. We also have concerns with Thailand's political environment. Moreover, the economies of both India and Thailand are very sensitive to rises in oil prices, and we think that oil prices will continue to remain relatively firm. Oil prices are a key reason for being underweight in Asia as a whole. Generally, high oil prices have hindered economic growth in the region, as the region imports most of its oil needs.

      The Fund has a large allocation to Brazil at 18% as of April 30, 2006, and the Brazilian market has begun to cut interest rates. Domestic stocks, such as banks and real estate, have run up in anticipation of interest rate cuts and become increasingly expensive. With that, their returns are less likely to compensate for investment risks. So, in February 2006, we took profits from several of domestic-focused stocks in banking and real estate and put the proceeds into sectors that we felt offered more upside potential. For example, we bought paper and pulp producer Aracruz Celulose, which has extremely low production costs. Also, at that time, we added GOL Linhas Aereas Inteligentes, a low cost, regional airline that operates with little competition and contained costs, and has shown good volume growth. Also, we increased the Fund's exposure to Brazilian telecommunications with TIM Participacoes. Although historically the telecommunications sector has not performed particularly well, we believe the market is beginning to consolidate in Brazil and that TIM Participacoes, the Brazilian subsidiary of Telecom Italia Mobile, will benefit significantly from that consolidation.


--------------------------------------------------------------------------------
                  RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE THINK THAT THIS DOMESTIC, OR COUNTRY-SPECIFIC, CONSUMPTION IS GROWING AS A
  RESULT OF HIGH COMMODITY PRICES AND LOW INTEREST RATES.

Another major change to the Fund was to increase the Fund's exposure to the stock, Taiwan Semiconductor Manufacturing. This increased our overall exposure to the Taiwanese market somewhat, as well. At the end of the semiannual period, Taiwan Semiconductor Manufacturing was approximately 5.8% of the Fund. We believe this is an extremely high quality stock, a clear leader within the semiconductor industry, and significantly more profitable than its nearest rival. Taiwan Semiconductor is the Fund's largest holding.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe the Fund is currently well positioned. Our asset allocation is working well and we are particularly pleased with our positions in EMEA and Latin America. We believe that these regions are where the growth in emerging markets is concentrated.

      Over the semiannual period, we have maintained a domestic focus in the Fund. This means we concentrated on sectors in specific countries, such as local construction, real estate and banking that provide benefit from rising levels of income among consumers in those countries. In these areas, demand is picking up quite strongly. We have added banks in Turkey, South Africa, Russia, and most recently, Brazil.


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8 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

We think that this domestic, or country- specific, consumption is growing as a result of high commodity prices and low interest rates. This is evidenced by performance we have seen in countries such as Russia, South Africa and Mexico. We think there is still much life in the Fund's strategy to remain largely focused on these growth companies.

We believe that Latin America and EMEA will outperform Asia in the near term. In South Korea, among the Fund's largest country positions, we have not made significant changes, but we are focusing a little more on the export sector than we had previously, and we also reduced the Fund's banking exposure in South Korea.

Overall in the coming months, the shape of the portfolio is unlikely to change much. We believe that emerging markets will continue to perform well within periods of volatility, and with that in mind, the Fund is suitably positioned.


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                  RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Emerging Markets Fund

APRIL 30, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)(C)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
ARGENTINA (1.5%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Telecom Argentina ADR                              192,800(b)     $  2,496,760
-------------------------------------------------------------------------------

REAL ESTATE (1.1%)
IRSA Inversiones y
  Representaciones GDR                             480,067(b)        6,389,692
-------------------------------------------------------------------------------

BERMUDA (1.2%)

MEDIA
Central European Media
  Enterprises Cl A                                 111,695(b)        7,194,275
-------------------------------------------------------------------------------

BRAZIL (16.8%)

AIRLINES (1.9%)
GOL Linhas Aereas
  Inteligents ADR                                  193,793           7,183,907
Tam ADR                                            148,200(b)        3,727,230
                                                                  -------------
Total                                                               10,911,137
-------------------------------------------------------------------------------

BEVERAGES (0.9%)
AmBev ADR                                          108,786           5,036,792
-------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
UNIBANCO - Uniao de
  Bancos Brasileiros ADR                           110,511           8,769,048
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
American BankNote                                  372,458(b)        3,151,430
-------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
CSU Cardsystem ADR                                  53,504(b,d)      1,367,027
-------------------------------------------------------------------------------

METALS & MINING (2.3%)
Cia Vale do Rio Doce ADR                           308,028          13,701,085
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.2%)
Petroleo Brasileiro ADR                            273,508          24,312,126
-------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.1%)
Aracruz Celulose ADR                               114,623           6,313,435
-------------------------------------------------------------------------------

REAL ESTATE (0.9%)
Cyrela Brazil Realty                               307,700           5,236,505
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
BRAZIL (CONT.)

ROAD & RAIL (0.7%)
localiza Rent A Car                                181,600        $  3,830,489
-------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Lojas Renner                                       125,262           7,175,843
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
TIM Participacoes ADR                              213,332           8,202,615
-------------------------------------------------------------------------------

CANADA (1.3%)

METALS & MINING
Alamos Gold                                        800,200(b)        7,551,082
-------------------------------------------------------------------------------

CHILE (0.5%)

METALS & MINING
Antofagasta                                         74,038           3,178,095
-------------------------------------------------------------------------------

CHINA (1.5%)

OIL, GAS & CONSUMABLE FUELS
PetroChina Series H                              8,154,000           8,992,338
-------------------------------------------------------------------------------

COLOMBIA (0.6%)

COMMERCIAL BANKS
Bancolombia ADR                                     94,358           3,264,787
-------------------------------------------------------------------------------

HONG KONG (3.9%)

PAPER & FOREST PRODUCTS (0.8%)
Nine Dragons
  Paper Holdings                                 5,366,282(b)        4,672,110
-------------------------------------------------------------------------------

REAL ESTATE (0.6%)
China Overseas
  Land & Investment                              5,306,000           3,387,726
-------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Esprit Holdings                                    612,500           4,890,267
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
China Mobile                                     1,650,500           9,601,252
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
HUNGARY (1.5%)

OIL, GAS & CONSUMABLE FUELS (1.0%)
MOL Magyar Olaj-es Gazipari                         50,953        $  6,069,032
-------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Gedeon Richter                                      13,327           2,874,539
-------------------------------------------------------------------------------

INDIA (1.4%)

FOOD PRODUCTS (0.6%)
Bajaj Hindusthan                                   310,129           3,569,664
-------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
Suzlon Energy                                      171,219           4,807,758
-------------------------------------------------------------------------------

INDONESIA (0.8%)

MACHINERY
United Tractors                                  7,561,635           4,699,078
-------------------------------------------------------------------------------

LUXEMBOURG (0.7%)

ENERGY EQUIPMENT & SERVICES
Tenaris ADR                                         89,295           4,098,641
-------------------------------------------------------------------------------

MEXICO (8.1%)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
AXTEL Series CPO                                 3,030,266(b)        6,819,742
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Wal-Mart de Mexico Series V                      1,980,459           5,647,459
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Urbi Desarrollos Urbanos                           558,300(b)        4,567,725
-------------------------------------------------------------------------------

MEDIA (1.7%)
Grupo Televisa ADR                                 475,874          10,088,529
-------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.6%)
Grupo Aeroportuario
  del Pacifico ADR                                 106,164(b)        3,533,138
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
America Movil ADR Series L                         445,227          16,433,330
-------------------------------------------------------------------------------

NETHERLANDS (0.7%)

BEVERAGES
Efes Breweries Intl GDR                            112,049(b,d,e)    4,257,862
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
RUSSIA (8.7%)

COMMERCIAL BANKS (0.7%)
Sberbank                                             2,239        $  4,041,395
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
VolgaTelecom                                       552,804           2,349,417
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Unified Energy System ADR                           41,229           3,162,264
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.2%)
Gazprom ADR                                        260,141          11,805,198
LUKOIL ADR                                         201,719          18,255,569
Surgutneftegas ADR                                  66,268           5,765,316
                                                                  -------------
Total                                                               35,826,083
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Mobile Telesystems ADR                             161,499           5,274,557
-------------------------------------------------------------------------------

SINGAPORE (1.1%)

INDUSTRIAL CONGLOMERATES
Keppel                                             644,000           6,233,835
-------------------------------------------------------------------------------

SOUTH AFRICA (18.8%)

COMMERCIAL BANKS (4.4%)
ABSA Group                                         729,396          14,445,533
FirstRand                                        1,686,281           5,570,762
Standard Bank Group                                399,646           5,721,136
                                                                  -------------
Total                                                               25,737,431
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Massmart Holdings                                  546,230           5,358,859
-------------------------------------------------------------------------------

MEDIA (1.0%)
Naspers Series N                                   274,371           6,042,708
-------------------------------------------------------------------------------

METALS & MINING (8.9%)
Anglo American                                     246,390          10,647,370
Anglo Platinum                                      60,551           5,869,815
AngloGold Ashanti                                   92,600           5,036,878
Gold Fields                                        535,680          13,519,139
Impala Platinum Holdings                            85,855          16,330,140
                                                                  -------------
Total                                                               51,403,342
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.7%)
Sasol                                              242,332          10,229,415
-------------------------------------------------------------------------------

SPECIALTY RETAIL (1.9%)
Foschini                                           649,724           6,601,851
Truworths Intl                                     950,997           4,601,470
                                                                  -------------
Total                                                               11,203,321
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
SOUTH KOREA (13.7%)

COMMERCIAL BANKS (2.1%)
Shinhan Financial Group                            124,570        $  6,209,344
Woori Finance Holdings                             259,520           5,862,526
                                                                  -------------
Total                                                               12,071,870
-------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
Hyundai Development                                 89,270           5,178,777
-------------------------------------------------------------------------------

DISTRIBUTORS (1.1%)
Lotte Shopping GDR                                 315,994(b,d,e)    6,599,945
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (--%)
Kumho Electric                                         529              29,735
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
LG Electronics                                      51,770           4,288,087
-------------------------------------------------------------------------------

MACHINERY (1.6%)
Samsung Heavy Inds                                 405,100           9,580,793
-------------------------------------------------------------------------------

METALS & MINING (1.6%)
POSCO                                               33,769           9,419,076
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
SK                                                  67,090           4,938,006
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Hynix Semiconductor                                163,519(b)        5,714,234
Samsung Electronics                                 24,863          16,981,410
                                                                  -------------
Total                                                               22,695,644
-------------------------------------------------------------------------------

TOBACCO (0.9%)
KT&G                                                98,300           5,504,550
-------------------------------------------------------------------------------

TAIWAN (9.9%)

COMPUTERS & PERIPHERALS (0.6%)
Asustek Computer                                 1,356,280           3,754,218
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Hon Hai Precision Industry                       1,191,644           8,087,490
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Chong Hong Construction                            265,000             459,388
-------------------------------------------------------------------------------

REAL ESTATE (0.5%)
Huaku Construction                               1,773,000           2,834,577
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
TAIWAN (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
MediaTek                                           274,000        $  3,199,530
Sunplus Technology                               2,208,000           2,720,201
Taiwan Semiconductor Mfg                        15,807,089          33,744,914
Taiwan Semiconductor
  Mfg ADR                                          320,742           3,361,376
                                                                  -------------
Total                                                               43,026,021
-------------------------------------------------------------------------------

TURKEY (3.7%)

BEVERAGES (0.5%)
Anadolu Efes Biracilik
  ve Malt Sanayil                                   85,437           2,868,645
-------------------------------------------------------------------------------

COMMERCIAL BANKS (2.5%)
Akbank                                           1,742,612          14,544,909
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Arcelik                                            473,805           4,026,570
-------------------------------------------------------------------------------

UNITED KINGDOM (0.3%)

METALS & MINING
Kazakhmys                                           72,273           1,500,427
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $436,977,864)                                              $565,363,768
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCKS (2.4%)(C)
--------------------------------------------------------------------------------
ISSUER                                          SHARES                VALUE(A)
BRAZIL (1.2%)
Banco Bradesco                                     177,100        $  6,765,628
-------------------------------------------------------------------------------

RUSSIA (1.2%)
Transneft                                            3,492           7,507,800
-------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $13,023,723)                                               $ 14,273,428
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (0.2%)
--------------------------------------------------------------------------------
                                             AMOUNT
                 EFFECTIVE                 PAYABLE AT
ISSUER             YIELD                    MATURITY                 VALUE(A)
COMMERCIAL PAPER
Barton Capital
  05-01-06         4.83%                   $  900,000(f)          $    899,638
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $899,759)                                                  $    899,638
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $450,901,346)(G)                                           $580,536,834
===============================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B)   Non-income producing.

(C)   Foreign security values are stated in U.S. dollars.

(D) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $12,224,834 or 2.1% of net assets.

(E)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2006, is as follows:

      SECURITY                       ACQUISITION DATES                    COST
      -------------------------------------------------------------------------
      Efes Breweries Intl GDR      10-15-04 thru 01-25-06           $3,030,355
      Lotte Shopping GDR           01-27-06 thru 02-15-06            6,508,827

(F) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $899,638 or 0.2% of net assets.

(G) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $450,901,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $132,467,000
      Unrealized depreciation                                       (2,831,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                 $129,636,000
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 13
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Emerging Markets Fund

APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
    (identified cost $450,901,346)                                                                 $580,536,834
Foreign currency holdings (identified cost $3,931,864) (Note 1)                                       3,963,137
Capital shares receivable                                                                               475,835
Dividends and accrued interest receivable                                                               620,464
Receivable for investment securities sold                                                            21,318,205
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                        606,914,475
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                       121,178
Capital shares payable                                                                                   96,886
Payable for investment securities purchased                                                          21,556,529
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                            58,507
Accrued investment management services fee                                                               17,304
Accrued distribution fee                                                                                  6,052
Accrued service fee                                                                                          17
Accrued transfer agency fee                                                                               1,599
Accrued administrative services fee                                                                       1,264
Other accrued expenses                                                                                  259,632
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    22,118,968
----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                 $584,795,507
================================================================================================================

----------------------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                           $    517,049
Additional paid-in capital                                                                          368,940,760
Undistributed net investment income                                                                     251,259
Accumulated net realized gain (loss) (Note 7)                                                        85,435,564
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies (Note 5)                     129,650,875
----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                           $584,795,507
================================================================================================================
Net assets applicable to outstanding shares:                       Class A                         $440,120,544
                                                                   Class B                         $107,203,645
                                                                   Class C                         $  4,830,795
                                                                   Class I                         $ 26,485,599
                                                                   Class Y                         $  6,154,924
Net asset value per share of outstanding capital stock:            Class A shares    38,501,269    $      11.43
                                                                   Class B shares     9,941,700    $      10.78
                                                                   Class C shares       446,927    $      10.81
                                                                   Class I shares     2,284,670    $      11.59
                                                                   Class Y shares       530,365    $      11.61
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Emerging Markets Fund

                                                          PERIOD FROM         PERIOD FROM          TOTAL
                                                        NOV. 1, 2005 TO     NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                          NOV. 7, 2005      APRIL 30, 2006    APRIL 30, 2006
                                                      (UNAUDITED) (NOTE 1)    (UNAUDITED)       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                 $    11,475        $  5,376,122      $  5,387,597
Interest                                                        8,336             212,798           221,134
Fee income from securities lending (Note 3)                        --               5,854             5,854
    Less foreign taxes withheld                               (20,848)           (333,530)         (354,378)
-------------------------------------------------------------------------------------------------------------
Total income                                                   (1,037)          5,261,244         5,260,207
-------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                             74,408           2,638,650         2,713,058
Distribution fee
    Class A                                                    14,552             439,957           454,509
    Class B                                                    14,591             440,122           454,713
    Class C                                                       527              17,606            18,133
Transfer agency fee                                            16,242             425,774           442,016
Incremental transfer agency fee
    Class A                                                     1,323              34,678            36,001
    Class B                                                       595              15,760            16,355
    Class C                                                        20                 602               622
Service fee -- Class Y                                             49               2,024             2,073
Administrative services fees and expenses                       6,351             193,114           199,465
Compensation of board members                                      --               5,292             5,292
Custodian fees                                                  6,521             195,590           202,111
Printing and postage                                            2,730              57,797            60,527
Registration fees                                                 441              20,946            21,387
Audit fees                                                        791              16,709            17,500
Other                                                             388              13,016            13,404
-------------------------------------------------------------------------------------------------------------
Total expenses                                                139,529           4,517,637         4,657,166
    Earnings credits on cash balances (Note 2)                   (228)            (11,834)          (12,062)
-------------------------------------------------------------------------------------------------------------
Total net expenses                                            139,301           4,505,803         4,645,104
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              (140,338)            755,441           615,103
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                            500,120          86,402,369        86,902,489
    Foreign currency transactions                             (51,352)           (391,453)         (442,805)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                       448,768          86,010,916        86,459,684
Net change in unrealized appreciation (depreciation)
    on investments and on translation of
    assets and liabilities in foreign currencies           12,482,917          58,850,339        71,333,256
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies      12,931,685         144,861,255       157,792,940
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                             $12,791,347        $145,616,696      $158,408,043
=============================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 15
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

RiverSource Emerging Markets Fund

                                                                            APRIL 30, 2006     OCT. 31, 2005
                                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                             $     615,103      $   1,455,102
Net realized gain (loss) on investments                                        86,459,684         73,838,970
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies        71,333,256         21,800,849
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               158,408,043         97,094,921
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
     Net Investment income
         Class A                                                                 (740,972)          (923,069)
         Class C                                                                       --              (588)
         Class I                                                                 (108,672)          (128,053)
         Class Y                                                                       --            (98,442)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                              (849,644)        (1,150,152)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------
Proceeds from sales
     Class A shares (Note 2)                                                   70,290,313         97,558,207
     Class B shares                                                            16,250,650         21,386,977
     Class C shares                                                             1,351,624          1,561,783
     Class I shares                                                             4,865,380         18,475,923
     Class Y shares                                                             2,820,493          3,414,988
Reinvestment of distributions at net asset value
     Class A shares                                                               733,023            913,364
     Class C shares                                                                    --                561
     Class I shares                                                               108,604            127,968
     Class Y shares                                                                    --             98,442
Payments for redemptions
     Class A shares                                                           (43,551,002)       (56,764,158)
     Class B shares (Note 2)                                                  (12,300,364)       (42,751,811)
     Class C shares (Note 2)                                                     (335,603)          (601,925)
     Class I shares                                                            (5,770,472)       (16,210,992)
     Class Y shares                                                              (379,098)       (25,688,414)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              34,083,548          1,520,913
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       191,641,947         97,465,682
Net assets at beginning of period                                             393,153,560        295,687,878
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $ 584,795,507      $ 393,153,560
=============================================================================================================
Undistributed net investment income                                         $     251,259      $     485,800
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Emerging Markets Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 4.53% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the Emerging Markets Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 17
--------------------------------------------------------------------------------

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.96%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                                             $ 11,475

Interest income                                                       $  8,336

Foreign taxes withheld                                                $(20,848)

Investment management services fee                                    $ 74,408

Custodian fees                                                        $  6,508

Audit fees                                                            $    350

Other                                                                 $    207

Earnings credits on cash balances                                     $     (7)

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio. The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day.


--------------------------------------------------------------------------------
18 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At April 30, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2006 was $10,857,807 representing 1.86% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 19
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
20 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Nov. 8, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, World Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Nov. 8, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 1.10% to 1.00% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment decreased the fee by $10,446 and for the period from Nov. 8, 2005 to April 30, 2006, the adjustment increased the fee by $71,499.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 21
--------------------------------------------------------------------------------

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.


--------------------------------------------------------------------------------
22 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $655,236 for Class A, $35,394 for Class B and $249 for Class C for the six months ended April 30, 2006.

The Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2006. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C, 1.47% for Class I and 1.82% for Class Y of the Fund's average daily net assets.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $228 as a result of earnings credits from overnight cash balances. During the period from Nov. 8, 2005 to April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $11,834 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,420,273 and $5,269,829, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $387,847,062 and $354,379,172,
respectively, for the period from Nov. 8, 2005 to April 30, 2006. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $5,854 for the six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        SIX MONTHS ENDED APRIL 30, 2006
                                        CLASS A       CLASS B        CLASS C      CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                   6,932,574     1,711,265       141,303       482,760       271,755
Issued for reinvested distributions       78,315            --            --        11,456            --
Redeemed                              (4,336,170)   (1,270,798)      (35,929)     (531,865)      (35,316)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                2,674,719       440,467       105,374       (37,649)      236,439
---------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B        CLASS C      CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                  12,930,006     3,046,847       222,252     2,524,461       464,075
Issued for reinvested distributions      132,757            --            85        18,413        14,164
Redeemed                              (7,595,815)   (5,861,794)      (83,855)   (2,219,970)   (3,022,821)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                5,466,948    (2,814,947)      138,482       322,904    (2,544,582)
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 23
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                               CURRENCY TO     CURRENCY TO     UNREALIZED     UNREALIZED
EXCHANGE DATE                 BE DELIVERED     BE RECEIVED    APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------
May 2, 2006                    279,000,000       1,308,937        $--          $28,358
                          Hungarian Furint     U.S. Dollar
May 3, 2006                    899,000,000       4,278,915         --           30,149
                          Hungarian Furint     U.S. Dollar
-----------------------------------------------------------------------------------------
Total                                                             $--          $58,507
-----------------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $898,826 at Oct. 31, 2005, that if not offset by capital gains will expire in 2009. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to


--------------------------------------------------------------------------------
24 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 25
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED OCT. 31,                                            2006(f)        2005        2004        2003        2002
Net asset value, beginning of period                                $   8.23       $   6.27    $   5.46    $   4.00    $   3.69
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .02            .04         .03         .02        (.01)
Net gains (losses) (both realized and unrealized)                       3.20           1.95         .84        1.44         .32
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.22           1.99         .87        1.46         .31
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.02)          (.03)       (.06)         --          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.43       $   8.23    $   6.27    $   5.46    $   4.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    440       $    295    $    191    $    155    $    132
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.79%(c)       1.79%       1.83%       2.02%       2.05%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .38%(c)        .54%        .41%        .39%       (.19%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 74%           124%        128%        174%        226%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        39.19%(e)      31.83%      16.09%      36.50%       8.40%
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
26 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED OCT. 31,                                            2006(f)        2005        2004        2003        2002
Net asset value, beginning of period                                $   7.77       $   5.95    $   5.19    $   3.83    $   3.56
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)          (.01)       (.02)       (.02)       (.04)
Net gains (losses) (both realized and unrealized)                       3.03           1.83         .81        1.38         .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.01           1.82         .79        1.36         .27
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      --             --        (.03)         --          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.78       $   7.77    $   5.95    $   5.19    $   3.83
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    107       $     74    $     73    $     72    $     65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.56%(c)       2.55%       2.59%       2.80%       2.83%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.40%)(c)      (.24%)      (.32%)      (.39%)      (.95%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 74%           124%        128%        174%        226%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        38.74%(e)      30.59%      15.18%      35.51%       7.58%
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 27
--------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED OCT. 31,                                            2006(f)        2005        2004        2003        2002
Net asset value, beginning of period                                $   7.79       $   5.97    $   5.20    $   3.84    $   3.56
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)            --        (.01)       (.02)       (.03)
Net gains (losses) (both realized and unrealized)                       3.04           1.82         .81        1.38         .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.02           1.82         .80        1.36         .28
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      --             --        (.03)         --          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.81       $   7.79    $   5.97    $   5.20    $   3.84
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      5       $      3    $      1    $      1    $      1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.56%(c)       2.56%       2.60%       2.80%       2.85%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.35%)(c)      (.19%)      (.34%)      (.41%)     (1.13%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 74%           124%        128%        174%        226%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        38.77%(e)      30.54%      15.37%      35.42%       7.87%
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
28 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED OCT. 31,                                            2006(g)        2005        2004(b)
Net asset value, beginning of period                                $   8.35       $   6.36    $   6.54
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04            .06         .01
Net gains (losses) (both realized and unrealized)                       3.24           1.98        (.19)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.28           2.04        (.18)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.04)          (.05)         --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.59       $   8.35    $   6.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $     26       $     19    $     13
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.33%(d)       1.30%       1.35%(d)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .85%(d)       .97%         .79%(d)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 74%           124%        128%
------------------------------------------------------------------------------------------------------------
Total return(e)                                                        39.44%(f)      32.32%      (2.75%)(f)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 29
--------------------------------------------------------------------------------

CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED OCT. 31,                                            2006(f)        2005        2004        2003        2002
Net asset value, beginning of period                                $   8.33       $   6.35    $   5.52    $   4.04    $   3.72
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .03            .05         .04         .03          --
Net gains (losses) (both realized and unrealized)                       3.25           1.97         .86        1.45         .32
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.28           2.02         .90        1.48         .32
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                      --           (.04)       (.07)         --          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.61       $   8.33    $   6.35    $   5.52    $   4.04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $      6       $      2    $     18    $     18    $     --
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.61%(c)       1.59%       1.65%       1.87%       1.59%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .69%(c)        .81%        .61%        .54%        .19%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 74%           124%        128%        174%        226%
--------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        39.38%(e)      31.87%      16.50%      36.63%       8.60%
--------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
30 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 31
--------------------------------------------------------------------------------

                                                BEGINNING             ENDING             EXPENSES
                                              ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING       ANNUALIZED
                                              NOV. 1, 2005        APRIL 30, 2006      THE PERIOD(a)     EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------------
    Actual(b)                                     $1,000            $1,391.90           $   10.50           1.79%
----------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)      $1,000            $1,015.74           $    8.85           1.79%
----------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------
    Actual(b)                                     $1,000            $1,387.40           $   14.99           2.56%
----------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)      $1,000            $1,011.97           $   12.63           2.56%
----------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------
    Actual(b)                                     $1,000            $1,387.70           $   14.99           2.56%
----------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)      $1,000            $1,011.97           $   12.63           2.56%
----------------------------------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------------------------------
    Actual(b)                                     $1,000            $1,394.40           $    7.81           1.33%
----------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)      $1,000            $1,018.00           $    6.58           1.33%
----------------------------------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------------------------------
    Actual(b)                                     $1,000            $1,393.80           $    9.45           1.61%
----------------------------------------------------------------------------------------------------------------------
    Hypothetical (5% return before expenses)      $1,000            $1,016.62           $    7.96           1.61%
----------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended April 30, 2006:
      +39.19% for Class A, +38.74% for Class B, +38.77% for Class C, +39.44% for
      Class I and +39.38% for Class Y.


--------------------------------------------------------------------------------
32 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Threadneedle International Limited and the investment manger, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 33
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE EMERGING MARKETS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                      AFFIRMATIVE            WITHHOLD
--------------------------------------------------------------------------------
   Kathleen Blatz                    321,819,777.68        9,883,633.63
--------------------------------------------------------------------------------
   Arne H. Carlson                   321,055,359.92       10,648,051.39
--------------------------------------------------------------------------------
   Patricia M. Flynn                 322,155,429.72        9,547,981.59
--------------------------------------------------------------------------------
   Anne P. Jones                     321,123,296.05       10,580,115.26
--------------------------------------------------------------------------------
   Jeffrey Laikind                   321,394,586.05       10,308,825.26
--------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.             322,429,867.82        9,273,543.49
--------------------------------------------------------------------------------
   Catherine James Paglia            321,838,069.51        9,865,341.80
--------------------------------------------------------------------------------
   Vikki L. Pryor                    322,053,107.51        9,650,303.80
--------------------------------------------------------------------------------
   Alan K. Simpson                   320,201,088.60       11,502,322.71
--------------------------------------------------------------------------------
   Alison Taunton-Rigby              322,379,022.01        9,324,389.30
--------------------------------------------------------------------------------
   William F. Truscott               321,715,710.07        9,987,701.24
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   314,948,435.81         11,437,413.01      5,229,189.57         88,372.92
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   317,458,545.75         8,793,981.26       5,362,511.38        88,372.92
--------------------------------------------------------------------------------

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   317,066,950.64         8,296,246.55       6,251,841.20        88,372.92
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
34 o RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   315,601,540.97         10,488,939.34      5,524,558.08        88,372.92
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   314,667,943.59         11,141,675.79      5,805,419.01        88,372.92
--------------------------------------------------------------------------------

LENDING

    AFFIRMATIVE              AGAINST           ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   313,088,394.53         12,928,307.10      5,598,336.76        88,372.92
--------------------------------------------------------------------------------

BORROWING

    AFFIRMATIVE             AGAINST            ABSTAIN        BROKER NON-VOTES
--------------------------------------------------------------------------------
   314,739,305.49         11,675,009.54      5,200,723.36        88,372.92
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS FUND o 2006 SEMIANNUAL REPORT o 35
--------------------------------------------------------------------------------

RIVERSOURCE SM EMERGING MARKETS FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both
RIVERSOURCE [LOGO](SM)  companies are part of Ameriprise Financial, Inc.
       INVESTMENTS

                                                                 S-6344 L (6/06)

Semiannual Report

                                              [RiverSource Investments Logo]


RIVERSOURCE(SM)
EMERGING MARKETS BOND FUND

------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR THE
PERIOD ENDED APRIL 30, 2006

> RIVERSOURCE EMERGING MARKETS BOND
  FUND SEEKS TO PROVIDE SHAREHOLDERS
  WITH HIGH TOTAL RETURN THROUGH
  CURRENT INCOME AND CAPITAL
  APPRECIATION.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot                                                         2

Performance Summary                                                   3

Questions & Answers with Portfolio Management                         4

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

Fund Expenses Example                                                26

Approval of Investment Management Services Agreement                 28

Proxy Voting                                                         29

--------------------------------------------------------------------------------
1   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND SNAPSHOT
           AT APRIL 30, 2006


 PORTFOLIO MANAGER                               <

 PORTFOLIO MANAGER     SINCE     YEARS IN INDUSTRY
Nicholas Pifer, CFA*    2/06           15

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

 FUND OBJECTIVE                                  <

For investors seeking high total return through current income and capital appreciation.

Inception dates by class

A: 2/16/06 B: 2/16/06 C: 2/16/06 I: 2/16/06 Y: 2/16/06

Ticker symbols by class

A: -- B: -- C: -- I: -- Y: --

Total net assets                      $24.9 million

Number of holdings                               64

Weighted average life*                     11 years

Effective duration**                      6.6 years

Weighted average bond rating***                  BB

* WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
** EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
*** WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

 COUNTRY COMPOSITION                               <

Percentage of portfolio assets

            [pie chart]

Cash & Short-Term Securities 17.4%
Brazil 15.1%
Mexico 13.4%
Russia 11.3%
Argentina 7.0%
Venezuela 5.9%
Philippine Islands 5.8%
Turkey 4.4%
Indonesia 2.9%
Peru 2.7%
Uruguay 2.4%
Dominican Republic 1.8%
Colombia 1.7%
El Salvador 1.6%
Kazakhstan 1.3%
Panama 1.3%
Costa Rica 1.2%
Ukraine 1.1%
Other* 1.7%

* Includes Malaysia, South Africa and United States.


 CREDIT QUALITY SUMMARY                            <

Percentage of bond portfolio assets

 AAA bonds                              0.9%
 A bonds                                1.0
 BBB bonds                             27.2
 BB bonds                              50.8
 B bonds                               16.1
 Non-rated bonds                        4.0

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Investment products involve risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

                PERFORMANCE COMPARISON

                     [bar chart]

RiverSource Emerging Markets Bond Fund Class A
 (excluding sales charge)                          -0.83%*
J.P. Morgan EMBI-Global(1) (unmanaged)             -1.98%**
Lipper Emerging Markets Debt Funds Index(2)        -1.36%**

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest funds that have similar investment objectives to the fund tracked by Lipper Inc., although some funds in the index may have somewhat different investment policies or objectives. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

*  Since 2/16/06
** Since 2/28/06

 TOTAL RETURNS                                                                            <

                            CLASS A                CLASS B               CLASS C          CLASS I     CLASS Y
(INCEPTION DATES)          (2/16/06)              (2/16/06)             (2/16/06)        (2/16/06)   (2/16/06)
                                                         AFTER                  AFTER
                       NAV(1)     POP(2)     NAV(1)     CDSC(3)     NAV(1)     CDSC(4)     NAV(5)      NAV(5)

AT APRIL 30, 2006
 Since inception*     -0.83%      -5.54%     -0.96%     -5.89%      -0.91%     -1.89%      -0.81%      -0.80%
AT MARCH 31, 2006
 Since inception*     -0.85%      -5.56%     -0.84%     -5.78%      -0.90%     -1.89%      -0.85%      -0.83%

(1) Excluding sales charge.
(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.
(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.
(4) 1% CDSC applies to redemptions made within the first year of purchase.
(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.
* Not annualized.

--------------------------------------------------------------------------------
3   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS
              WITH PORTFOLIO MANAGEMENT

Below, Nicholas Pifer discusses RiverSource Emerging Markets Bond Fund's performance and positioning for the period from the Fund's inception on Feb. 16, 2006 through April 30, 2006.

At April 30, 2006, more than 50% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds and RiverSource Income Builder Funds, a group of three "funds-of-funds" managed by RiverSource Investments, LLC. As a result of asset allocation decisions by RiverSource, it is possible RiverSource Emerging Markets Bond Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds or RiverSource Income Builder Funds (see page 19, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time.

RiverSource Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds and RiverSource Income Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 17 and 26.

Q: How did RiverSource Emerging Markets Bond Fund perform since its inception?

A: RiverSource Emerging Markets Bond Fund began operations on Feb. 16, 2006. The Fund's Class A shares fell 0.83% (excluding sales charge) from the Fund's inception through April 30, 2006. The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which declined 1.98%, and the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which decreased 1.36%. Index returns are from Feb. 28, 2006 through April 30, 2006.

 SEC YIELDS                                                <

At April 28, 2006* by class
A: 4.97%     B: 4.43%     C: 1.48%     I: 5.42%     Y: 5.63%

At March 31, 2006 by class
A: 4.20%     B: 3.68%     C: 5.23%     I: 4.89%     Y: 4.55%

* The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 3 for additional performance information.

STYLE MATRIX                                               <

[DURATION/QUALITY box]

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
4   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE CONTINUE TO FAVOR THE LATIN AMERICAN REGION FOR THE
  FUND DUE TO ITS IMPROVING FUNDAMENTALS, STATUS AS A
  COMMODITY EXPORTER AND ATTRACTIVE VALUATIONS.

Q:  What factors most significantly affected performance?

A: Returns across the board were weak during the reporting period, as the emerging markets debt asset class overall faced the headwind of rising interest rates in the U.S., core Europe and Japan. That said, emerging markets debt markets generally outperformed U.S. Treasuries, as yield spreads, or the difference in yields between emerging markets sovereign debt and U.S. Treasuries, tightened.

    Relative to the J.P. Morgan EMBI-Global, the Fund benefited most from its significant exposure to debt markets in the Latin American region. As of April 30, more than half of the Fund's total net assets were invested in Latin American bonds. The Brazilian debt market, the largest individual component of the J.P. Morgan EMBI-Global, performed particularly well. Brazil benefited from being a major commodity exporter during a period when many commodity prices reached record highs.

    We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the J.P. Morgan EMBI-Global through the reporting period. This stance was based on our view that the global economy as a whole and the U.S. economy in particular were growing at an above-trend pace, and thus that the world's major central banks would raise interest rates. The U.S. Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate by an additional 25 basis points (0.25%) during the period. The European Central Bank also raised its interest rates by 25 basis points (0.25%) in March. As emerging market bond yields generally moved up rather substantially over the period, the Fund's short duration positioning helped results.

--------------------------------------------------------------------------------
5   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

    To a more modest degree, the Fund's significant exposures to the bond markets of the Philippines and Russia benefited its returns as did its more modest position in the bond market of Turkey.

    Detracting somewhat from the Fund's results relative to the J.P. Morgan EMBI-Global was its position in the Peruvian debt market. The first round of national elections in Peru, held on April 9, 2006, did not produce a clear presidential winner, leading not only to a June run-off but also to greater price volatility in Peru's bond market than anticipated.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: In the months since the Fund's inception, we gradually increased the portfolio's foreign currency exposure. This strategy was based largely on the weakening of the U.S. dollar vs. most of the world's currencies during the period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Several factors contributed to the weakening of the U.S. dollar including a testimony from Fed chairman Ben Bernanke that appeared to signal a pause in the interest rate tightening cycle and hawkish rhetoric from the European Central Bank about inflation risks.

------------------------------------------------------------------------------
    INVESTMENT TERM

    HAWKISH: Possessing a negative view toward inflation and its effects on society. Hawkish investors prefer higher interest rates in order to maintain reduced inflation.

------------------------------------------------------------------------------

    The first months of the Fund's operation were a portfolio-building process, analyzing the creditworthiness of each country in the emerging markets universe and developing judgments on the fundamental attractiveness of each country's sovereign debt. We compared opportunities between countries and evaluated each country's capitalization in the J.P. Morgan EMBI-Global to help determine the size of our investment positions. Finally, in choosing individual debt securities, we analyzed the differences between each country's short-term and long-term interest rates for relative value opportunities. We also looked for local market opportunities to make investments where we viewed the local interest rates as attractive, believed the local currency was undervalued and liked a country's fundamentals.

--------------------------------------------------------------------------------
6   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

Q:  How do you intend to manage the Fund in the coming months?

A: We continue to favor the Latin American region for the Fund due to its improving fundamentals, status as a commodity exporter and attractive valuations. With a few exceptions, the countries in the region have run solid economic policies, maintained flexible exchange rates and have used the recent period of high petroleum and commodity prices to reduce their external indebtedness. We also see value in the currency assets of emerging markets and in Eastern European corporate bonds and will look for opportunities to increase the Fund's exposure to both in the coming months.

    Overall, emerging markets fundamentals are strong. Many developing countries have low budget deficits, healthy current account balances and their lowest debt load in ten years. With flexible exchange rates and lower reliance on international capital, many of the vulnerabilities that triggered past periods of volatility in the sector are less of an issue today.

    While fundamentals remain solid and continue to improve, three years of double-digit annual returns likely suggest more modest returns for 2006, as we have already seen since the Fund's inception. A modestly less supportive external environment may likewise moderate near-term returns.

    Nonetheless, emerging markets debt remains an attractive asset class for diversified portfolios, and investment opportunities, we believe, will continue to present themselves. More developing countries will continue to move into the sector and seek access to capital markets, presenting new investment opportunities. As existing emerging markets countries continue to grow and rely less on debt denominated in U.S. dollars, local corporations will begin to utilize the capital markets. We expect that many existing emerging markets countries will continue to deepen their local capital markets, which should present more liquid foreign currency investment opportunities to investors as well. Given our view of the emerging markets debt sector and of U.S. Treasury yields for the coming months, we intend to lengthen the Fund's duration a bit, bringing it to a more neutral position.

    Using our top-down investment approach, we intend to continually re-evaluate the creditworthiness of each country, the strength of its economic policies and its fundamentals, and the attractiveness of its local interest rates, as we seek to identify countries, individual securities and local currency investments that present attractive relative value opportunities.

--------------------------------------------------------------------------------
7   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Emerging Markets Bond Fund

APRIL 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

 BONDS (89.5%)(c)

ISSUER                               COUPON     PRINCIPAL          VALUE(a)
                                      RATE       AMOUNT
ARGENTINA (7.6%)
Banco Hipotecario
  Sr Unsecured
   04-27-16                           9.75%     $200,000(d)       $202,896
   04-27-16                           9.75       150,000(b,d)      152,172
Banco Hipotecario
  Sr Unsub
   11-16-10                           9.75       100,000           103,940
City of Buenos Aires
  Sr Unsub
   04-11-11                           7.88       250,000(d)        251,750
Republic of Argentina
   03-28-11                           7.00       725,000           694,333
   08-03-12                           4.89       300,000(e)        249,600
   12-31-33                           8.28       234,141           232,970
                                                               ------------
Total                                                            1,887,661
---------------------------------------------------------------------------

BRAZIL (16.4%)
Banco ABN AMRO Real
  (Brazilian Real)
   02-22-10                          16.20       400,000           200,384
Centrais Eletricas Brasileiras
  Sr Nts
   11-30-15                           7.75       486,000(d)        510,908
Federative Republic of Brazil
   10-22-10                           9.25        75,000            84,900
   03-07-15                           7.88       350,000           376,950
   01-15-18                           8.00        95,000           103,123
   10-14-19                           8.88     1,178,000         1,357,644
   04-15-24                           8.88       622,000           710,635
   01-20-34                           8.25       143,000           155,513
   08-17-40                          11.00       444,000           571,650
                                                               ------------
Total                                                            4,071,707
---------------------------------------------------------------------------

COLOMBIA (1.8%)
Republic of Colombia
   12-22-14                           8.25        45,000            50,490
   05-21-24                           8.13       177,000           196,913
Republic of Colombia
  (Colombian Peso)
   10-22-15                          12.00   400,000,000           198,535
                                                               ------------
Total                                                              445,938
---------------------------------------------------------------------------

 BONDS (CONTINUED)

ISSUER                                COUPON     PRINCIPAL          VALUE(a)
                                       RATE       AMOUNT
COSTA RICA (1.3%)
Republic of Costa Rica
   02-01-12                           8.11%     $220,000(d)       $234,080
   03-20-14                           6.55        80,000(d)         78,720
                                                               ------------
Total                                                              312,800
---------------------------------------------------------------------------

DOMINICAN REPUBLIC (2.0%)
Dominican Republic
   01-23-18                           9.04       309,958(d)        340,179
   04-20-27                           8.63       150,000(d)        156,000
                                                               ------------
Total                                                              496,179
---------------------------------------------------------------------------

EL SALVADOR (1.7%)
Republic of El Salvador
   06-15-35                           7.65       420,000(d)        421,050
---------------------------------------------------------------------------

INDONESIA (3.2%)
Republic of Indonesia
   04-20-15                           7.25       460,000(d)        472,650
   01-15-16                           7.50       113,000(d)        116,955
   03-09-17                           6.88       200,000(d)        198,000
                                                               ------------
Total                                                              787,605
---------------------------------------------------------------------------

KAZAKHSTAN (1.4%)
Kazkommerts Intl
   11-03-15                           8.00       200,000(d)        200,000
Kazkommerts Intl
  Bank Guaranty
   04-07-14                           7.88        50,000(d)         50,125
TuranAlem Finance
  Bank Guaranty
   04-25-13                           7.75       100,000(d)         98,625
                                                               ------------
Total                                                              348,750
---------------------------------------------------------------------------

MALAYSIA (0.5%)
TNB Capital
   05-05-15                           5.25       117,000(d)        112,068
---------------------------------------------------------------------------

MEXICO (14.5%)
Mexican Fixed Rate
  (Mexican Peso)
   12-20-12                           9.00     2,500,000           232,195


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------


BONDS (CONTINUED)

ISSUER                               COUPON     PRINCIPAL          VALUE(a)
                                      RATE       AMOUNT

MEXICO (CONT.)
Pemex Project Funding Master Trust
   11-15-11                           8.00%     $130,000          $140,790
   12-15-15                           5.75     1,123,000         1,064,604
   02-01-22                           8.63     1,538,000         1,781,004
   06-15-35                           6.63       309,000(d)        292,005
United Mexican States
   03-03-15                           6.63       100,000           103,550
                                                               ------------
Total                                                            3,614,148
---------------------------------------------------------------------------

PANAMA (1.4%)
Republic of Panama
   03-15-15                           7.25       293,000           307,943
   01-29-26                           7.13        48,000            48,480
                                                               ------------
Total                                                              356,423
---------------------------------------------------------------------------

PERU (2.9%)
Republic of Peru
   05-03-16                           8.38       410,000           446,490
   07-21-25                           7.35       289,000           285,821
                                                               ------------
Total                                                              732,311
---------------------------------------------------------------------------

PHILIPPINE ISLANDS (6.2%)
Republic of Philippines
   03-17-15                           8.88       177,000           200,010
   01-15-19                           9.88       125,000           150,313
   10-21-24                           9.50       681,000           802,728
   01-14-31                           7.75       396,000           398,970
                                                               ------------
Total                                                            1,552,021
---------------------------------------------------------------------------

RUSSIA (12.3%)
Aries Vermoegensverwaltungs
   10-25-14                           9.60       250,000(d)        311,250
Gazstream
   07-22-13                           5.63       290,940(d)        287,303
Russian Federation
   03-31-10                           8.25       293,335(d)        308,002
   03-31-30                           5.00     1,481,000(d,e)    1,606,885
Russian Ministry of Finance
   05-14-11                           3.00       220,000           193,886
Russian Standard Finance
  Sr Unsub
   05-05-11                           8.63       350,000(b,d)      350,000
                                                               ------------
Total                                                            3,057,326
---------------------------------------------------------------------------

SOUTH AFRICA (0.6%)
Republic of South Africa
   06-02-14                           6.50       140,000           144,200
---------------------------------------------------------------------------

 BONDS (CONTINUED)
ISSUER                               COUPON     PRINCIPAL          VALUE(a)
                                      RATE       AMOUNT
TURKEY (4.7%)
Republic of Turkey
   03-15-15                           7.25%     $990,000        $1,027,125
   02-14-34                           8.00       140,000           149,800
                                                               ------------
Total                                                            1,176,925
---------------------------------------------------------------------------

UKRAINE (1.2%)
Credit Suisse First Boston Intl for City of Kiev Ukraine
   11-06-15                           8.00       100,000(d)        100,000
Govt of Ukraine
   06-11-13                           7.65       200,000(d)        208,876
                                                               ------------
Total                                                              308,876
---------------------------------------------------------------------------

UNITED STATES (0.8%)
U.S. Treasury
   02-15-16                           4.50       200,000           191,281
---------------------------------------------------------------------------

URUGUAY (2.6%)
Republic of Uruguay
   03-15-15                           7.50        84,000            86,520
   11-18-22                           8.00       300,000           309,750
   03-21-36                           7.63       250,000           246,250
                                                               ------------
Total                                                              642,520
---------------------------------------------------------------------------

VENEZUELA (6.4%)
Republic of Venezuela
   10-08-14                           8.50       569,000           637,280
   02-26-16                           5.75       770,000           716,485
   01-13-34                           9.38       191,000           242,284
                                                               ------------
Total                                                            1,596,049
---------------------------------------------------------------------------

TOTAL BONDS
(Cost: $22,479,060)                                            $22,255,838
---------------------------------------------------------------------------

 SHORT-TERM SECURITIES (18.9%)

ISSUER                           EFFECTIVE        AMOUNT          VALUE(a)
                                   YIELD        PAYABLE AT
                                                 MATURITY
U.S. GOVERNMENT AGENCIES
Federal Natl Mtge Assn Disc Nts
   05-01-06                        4.70%        $4,700,000      $4,698,159
---------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $4,698,773)                                              $4,698,159
---------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $27,177,833)(f)                                         $26,953,997
===========================================================================


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At April 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $501,928.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $7,060,499 or 28.4% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2006.

(f) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $27,178,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $  43,000
    Unrealized depreciation                                       (267,000)
    ------------------------------------------------------------------------
    Net unrealized depreciation                                  $(224,000)
    ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
10   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Emerging Markets Bond Fund

APRIL 30, 2006 (UNAUDITED)

 ASSETS
Investments in securities, at value (Note 1)
   (identified cost $27,177,833)                                                            $26,953,997
Capital shares receivable                                                                        20,247
Dividends and accrued interest receivable                                                       329,258
Receivable for investment securities sold                                                       469,189
--------------------------------------------------------------------------------------------
Total assets                                                                                 27,772,691
--------------------------------------------------------------------------------------------

 LIABILITIES

Disbursements in excess of cash on demand deposit                                               234,833
Foreign currency exchange shortage                                                              203,447
Payable for investment securities purchased                                                   2,466,977
Accrued investment management services fee                                                          477
Accrued distribution fee                                                                             81
Accrued transfer agency fee                                                                          12
Accrued administrative services fee                                                                  53
Other accrued expenses                                                                            8,126
--------------------------------------------------------------------------------------------
Total liabilities                                                                             2,914,006
--------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $24,858,685
============================================================================================

 REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                    $    25,318
Additional paid-in capital                                                                   25,074,404
Undistributed net investment income                                                               2,830
Accumulated net realized gain (loss)                                                            (20,284)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          (223,583)
--------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $24,858,685
============================================================================================
Net assets applicable to outstanding shares:              Class A                           $10,535,468
                                                          Class B                           $   297,521
                                                          Class C                           $    45,157
                                                          Class I                           $13,966,754
                                                          Class Y                           $    13,785
Net asset value per share of outstanding capital stock:   Class A shares    1,072,895       $      9.82
                                                          Class B shares       30,314       $      9.81
                                                          Class C shares        4,605       $      9.81
                                                          Class I shares    1,422,538       $      9.82
                                                          Class Y shares        1,404       $      9.82
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Emerging Markets Bond Fund

FOR THE PERIOD FROM FEB. 16, 2006* TO APRIL 30, 2006 (UNAUDITED)

 INVESTMENT INCOME
Income:
Interest                                                                         $ 190,452
   Less foreign taxes withheld                                                      (8,588)
--------------------------------------------------------------------------------------------
Total income                                                                       181,864
--------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  21,344
Distribution fee
   Class A                                                                           4,997
   Class B                                                                             315
   Class C                                                                              43
Transfer agency fee                                                                    433
Incremental transfer agency fee
   Class A                                                                              31
   Class B                                                                              20
   Class C                                                                               2
Service fee -- Class Y                                                                   2
Administrative services fees and expenses                                            2,372
Custodian fees                                                                       9,585
Printing and postage                                                                 2,840
Registration fees                                                                   32,333
Audit fees                                                                          10,000
Other                                                                                  281
--------------------------------------------------------------------------------------------
Total expenses                                                                      84,598
   Expenses waived/reimbursed by the Investment Manager and its affiliates
     (Note 2)                                                                      (46,147)
--------------------------------------------------------------------------------------------
                                                                                    38,451
   Earnings credits on cash balances (Note 2)                                          (71)
--------------------------------------------------------------------------------------------
Total net expenses                                                                  38,380
--------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    143,484
--------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
 Net realized gain (loss) on:

   Security transactions (Note 3)                                                  (12,433)
   Foreign currency transactions                                                    (7,851)
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            (20,284)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies            (194,568)
--------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (214,852)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (71,368)
============================================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

RiverSource Emerging Markets Bond Fund

FOR THE PERIOD FROM FEB. 16, 2006* TO APRIL 30, 2006 (UNAUDITED)

 OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                $   143,484
Net realized gain (loss) on investments                                            (20,284)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (194,568)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    (71,368)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (81,636)
      Class B                                                                       (1,360)
      Class C                                                                         (213)
      Class I                                                                      (61,694)
      Class Y                                                                          (94)
--------------------------------------------------------------------------------------------
Total distributions                                                               (144,997)
--------------------------------------------------------------------------------------------

 CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                         813,495
   Class B shares                                                                  298,482
   Class C shares                                                                   44,525
   Class I shares                                                               13,900,810
   Class Y shares                                                                    3,950
Reinvestment of distributions at net asset value
   Class A shares                                                                    4,073
   Class B shares                                                                    1,218
   Class C shares                                                                      107
   Class I shares                                                                   61,614
   Class Y shares                                                                       14
Payments for redemptions
   Class A shares                                                                  (54,106)
   Class B shares (Note 2)                                                          (9,306)
   Class C shares (Note 2)                                                          (9,073)
   Class I shares                                                                   (1,121)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               15,054,682
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         14,838,317
Net assets at beginning of period (Note 1)                                      10,020,368**
--------------------------------------------------------------------------------------------
Net assets at end of period                                                    $24,858,685
============================================================================================
Undistributed net investment income                                            $     2,830
--------------------------------------------------------------------------------------------

* When shares became publicly available.

** Initial capital of $10,045,040 was contributed on Feb. 9, 2006. The Fund had an decrease in net assets resulting from operations of $24,672 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Emerging Markets Bond Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in fixed income securities of emerging market issuers. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,045,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 5,504** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o  Class B shares may be subject to a contingent deferred sales charge
   (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 56.18% of the Fund's net assets.

At April 30, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 96% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $45,040 invested by the RiverSource Income Builder Funds.
** Includes 4,504 shares purchased by the RiverSource Income Builder Funds.

--------------------------------------------------------------------------------
14   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2006, the Fund has entered into outstanding when-issued securities of $501,928.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
15   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the

--------------------------------------------------------------------------------
16   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund

--------------------------------------------------------------------------------
17   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $20.50
o Class B $21.50
o Class C $21.00
o Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,006 for Class A for the period ended April 30, 2006.

For the period ended April 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.37% for Class A, 2.18% for Class B, 2.15% for Class C, 1.10% for Class I and 1.22% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $46,147. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2006. Under this agreement, net expenses will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I and 1.29% for Class Y of the Fund's average daily net assets.

During the period ended April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $71 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
18   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $15,763,123 and $1,641,203, respectively, for the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 16, 2006* to April 30, 2006 are as follows:

                                       CLASS A     CLASS B    CLASS C     CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------
Sold                                   81,977      30,139      4,505     1,410,868      403
Issued for reinvested distributions       414         124         11         6,279        1
Redeemed                               (5,496)       (949)      (911)         (113)      --
-------------------------------------------------------------------------------------------------
Net increase (decrease)                76,895      29,314      3,605     1,417,034      404
-------------------------------------------------------------------------------------------------

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended April 30, 2006.

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
19   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
20   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                                        2006(b)
Net asset value, beginning of period                                                $9.98
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                          .07
Net gains (losses) (both realized and unrealized)                                    (.15)
--------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.08)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (.08)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.82
--------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $11
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                     1.37%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                    4.68%(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                              11%
--------------------------------------------------------------------------------------------------
Total return(f)                                                                      (.83%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.76% for the period ended April 30, 2006.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

--------------------------------------------------------------------------------
21   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                                        2006(b)
Net asset value, beginning of period                                                $9.97
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                          .06
Net gains (losses) (both realized and unrealized)                                    (.16)
--------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.10)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (.06)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.81
--------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $--
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                     2.18%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                    4.02%(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                              11%
--------------------------------------------------------------------------------------------------
Total return(f)                                                                      (.96%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.76% for the period ended April 30, 2006.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

--------------------------------------------------------------------------------
22   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                                        2006(b)
Net asset value, beginning of period                                                $9.97
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                          .07
Net gains (losses) (both realized and unrealized)                                    (.16)
--------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.09)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (.07)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.81
--------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $--
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                     2.15%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                    4.08%(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                              11%
--------------------------------------------------------------------------------------------------
Total return(f)                                                                      (.91%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.90% for the period ended April 30, 2006.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

--------------------------------------------------------------------------------
23   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                                       2006(b)
Net asset value, beginning of period                                                $9.98
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                          .08
Net gains (losses) (both realized and unrealized)                                    (.16)
--------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.08)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (.08)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.82
--------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $14
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                     1.10%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                    5.22%(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                              11%
--------------------------------------------------------------------------------------------------
Total return(f)                                                                      (.81%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 2.49% for the period ended April 30, 2006.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

--------------------------------------------------------------------------------
24   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                                        2006(b)
Net asset value, beginning of period                                                $9.98
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                          .08
Net gains (losses) (both realized and unrealized)                                    (.16)
--------------------------------------------------------------------------------------------------
Total from investment operations                                                     (.08)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                 (.08)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.82
--------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                               $--
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                     1.22%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                    4.85%(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                              11%
--------------------------------------------------------------------------------------------------
Total return(f)                                                                      (.80%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to April 30, 2006 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 2.67% for the period ended April 30, 2006.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

--------------------------------------------------------------------------------
25   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                    BEGINNING        ENDING             EXPENSES
                                                  ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING         ANNUALIZED
                                                  NOV. 1, 2005    APRIL 30, 2006      THE PERIOD(a)      EXPENSE RATIO
 Class A

   Actual(b)                                            N/A                N/A              N/A               N/A

   Hypothetical (5% return before expenses)          $1,000          $1,017.80            $6.78              1.37%

 Class B

   Actual(b)                                            N/A                N/A              N/A               N/A

   Hypothetical (5% return before expenses)          $1,000          $1,013.83           $10.76              2.18%

 Class C

   Actual(b)                                            N/A                N/A              N/A               N/A

   Hypothetical (5% return before expenses)          $1,000          $1,013.98           $10.62              2.15%

 Class I

   Actual(b)                                            N/A                N/A              N/A               N/A

   Hypothetical (5% return before expenses)          $1,000          $1,019.13            $5.45              1.10%

 Class Y

   Actual(b)                                            N/A                N/A              N/A               N/A

   Hypothetical (5% return before expenses)          $1,000          $1,018.54            $6.04              1.22%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) The actual values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date of the Fund is Feb. 16, 2006.

--------------------------------------------------------------------------------
27   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), the investment manager provides investment advice and other services to the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps to achieve this pricing objective.

The Board considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the Fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the Fund are principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the Fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

--------------------------------------------------------------------------------
28   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
29   --   RIVERSOURCE EMERGING MARKETS BOND FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) EMERGING MARKETS BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds





[RiverSource Investments Logo]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.
                                                             S-6511 A (6/06)

--------------------------------------------------------------------------------

Semiannual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                 INVESTMENTS

--------------------------------------------------------------------------------

RIVERSOURCE(SM)
GLOBAL BOND FUND

SEMIANNUAL REPORT FOR THE
PERIOD ENDED APRIL 30, 2006

> RIVERSOURCE GLOBAL BOND FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH
  TOTAL RETURN THROUGH INCOME
  AND GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    4

Questions & Answers  with Portfolio Management ............................    6

Investments in Securities .................................................   11

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   24

Fund Expenses Example .....................................................   40

Approval of Investment Management  Services Agreement .....................   42

Proxy Voting ..............................................................   43

Results of Meeting of Shareholders ........................................   44

           [DALBAR LOGO]

RiverSource Funds' shareholder reports
have been awarded the Communications
Seal from Dalbar Inc., an independent
financial services research firm. The
Seal recognizes communications
demonstrating a level of excellence in
the industry.


--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT APRIL 30, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                              <
--------------------------------------------------------------------------------

PORTFOLIO MANAGER                       SINCE           YEARS IN INDUSTRY
Nicholas Pifer, CFA*                     5/00                   15

*     The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                 <
--------------------------------------------------------------------------------

For investors seeking high total return through income and growth of capital.

Inception dates by class

A: 3/20/89        B: 3/20/95       C: 6/26/00       I: 3/4/04         Y: 3/20/95

Ticker symbols by class

A: IGBFX          B: IGLOX         C: AGBCX         I: AGBIX          Y: --

Total net assets                                                  $518.8 million

Number of holdings                                                           255

Weighted average life*                                                   6 years

Effective duration**                                                   4.8 years

Weighted average bond rating***                                              AA+

  * WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

 ** EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

*** WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------
STYLE MATRIX                                                                   <
--------------------------------------------------------------------------------

       DURATION
-------------------------------------------
VALUE    BLEND    GROWTH
-------------------------------------------
                          LARGE
-------------------------------------------
                          MEDIUM   QUALITY
-------------------------------------------
                          SMALL
-------------------------------------------


Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
CREDIT QUALITY SUMMARY                                                         <
--------------------------------------------------------------------------------

Percentage of bond portfolio assets

 AAA bonds                                                                 66.0%
--------------------------------------------------------------------------------
 AA bonds                                                                  19.3
--------------------------------------------------------------------------------
 A bonds                                                                    8.9
--------------------------------------------------------------------------------
 BBB bonds                                                                  2.9
--------------------------------------------------------------------------------
 Non-investment grade bonds                                                 1.5
--------------------------------------------------------------------------------
 Non-rated bonds                                                            1.4
--------------------------------------------------------------------------------

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Investment products involve risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND SNAPSHOT

--------------------------------------------------------------------------------
COUNTRY COMPOSITION                                                            <
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Percentage of portfolio assets at April 30, 2006

United States                        35.2%
Japan                                 9.8%
Germany                               9.0%
France                                6.0%
United Kingdom                        4.8%
Italy                                 4.6%
Greece                                4.1%
Netherlands                           3.1%
Spain                                 3.1%
Belgium                               3.0%
Canada                                2.5%
Ireland                               2.5%
Australia                             1.9%
Poland                                1.4%
Norway                                1.3%
Cash & Short-Term Securities          1.1%
New Zealand                           1.1%
Supra-National                        1.1%
Austria                               1.0%
Other*                                3.4%

* Includes Brazil, Czechoslovakia Federated Republic, Denmark, Luxembourg, Malaysia, Mexico, South Africa, South Korea and Sweden.

--------------------------------------------------------------------------------
SEC YIELDS                                                                     <
--------------------------------------------------------------------------------

At April 28, 2006* by class

A: 2.74%            B: 2.12%           C: 2.12%         I: 3.27%       Y: 3.04%

At March 31, 2006 by class

A: 2.69%            B: 2.04%           C: 2.05%         I: 3.20%       Y: 3.00%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the period.


--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Global Bond Fund Class A (excluding sales charge)   +2.03%

Lehman Brothers Global Aggregate Index(1) (unmanaged)           +2.07%

Lipper Global Income Funds Index(2)                             +3.14%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


--------------------------------------------------------------------------------
4 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                             CLASS A               CLASS B               CLASS C          CLASS I    CLASS Y
(INCEPTION DATES)            3/20/89               3/20/95               6/26/00           3/4/04    3/20/95
                                                         AFTER                AFTER
                       NAV(1)     POP(2)      NAV(1)    CDSC(3)      NAV(1)   CDSC(4)      NAV(5)     NAV(5)
AT APRIL 30, 2006
--------------------------------------------------------------------------------------------------------------
 6 months*            +2.03%      -2.82%      +1.63%     -3.34%      +1.55%    +0.56%      +2.16%     +2.06%
--------------------------------------------------------------------------------------------------------------
 1 year               -2.04%      -6.69%      -2.83%     -7.54%      -2.89%    -3.83%      -1.65%     -1.91%
--------------------------------------------------------------------------------------------------------------
 3 years              +4.82%      +3.13%      +3.99%     +2.74%      +4.00%    +4.00%        N/A      +4.97%
--------------------------------------------------------------------------------------------------------------
 5 years              +7.35%      +6.31%      +6.48%     +6.17%      +6.49%    +6.49%        N/A      +7.54%
--------------------------------------------------------------------------------------------------------------
 10 years             +5.21%      +4.70%      +4.40%     +4.40%        N/A       N/A         N/A      +5.40%
--------------------------------------------------------------------------------------------------------------
 Since inception      +7.44%      +7.14%      +5.16%     +5.16%      +5.79%    +5.79%      +3.52%     +5.99%
--------------------------------------------------------------------------------------------------------------
AT MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------
 6 months*            -1.37%      -6.06%      -1.88%     -6.68%      -1.82%    -2.78%      -1.39%     -1.34%
--------------------------------------------------------------------------------------------------------------
 1 year               -3.17%      -7.77%      -4.08%     -8.73%      -4.01%    -4.94%      -2.96%     -3.05%
--------------------------------------------------------------------------------------------------------------
 3 years              +4.60%      +2.91%      +3.78%     +2.53%      +3.79%    +3.79%        N/A      +4.81%
--------------------------------------------------------------------------------------------------------------
 5 years              +6.77%      +5.74%      +5.94%     +5.62%      +5.94%    +5.94%        N/A      +7.01%
--------------------------------------------------------------------------------------------------------------
 10 years             +5.00%      +4.49%      +4.20%     +4.20%        N/A       N/A         N/A      +5.19%
--------------------------------------------------------------------------------------------------------------
 Since inception      +7.34%      +7.04%      +5.00%     +5.00%      +5.48%    +5.48%      +2.50%     +5.83%
--------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

*     Not annualized.


--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

      Below, Nicholas Pifer discusses RiverSource Global Bond Fund's performance and positioning for the six months ended April 30, 2006.

      At April 30, 2006, more than 25% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds and RiverSource Income Builder Funds, a group of three "funds-of-funds" managed by RiverSource Investments, LLC. As a result of asset allocation decisions by RiverSource, it is possible RiverSource Global Bond Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds or RiverSource Income Builder Funds (see page 31, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Global Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds and RiverSource Income Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 29 and 40.

Q: How did RiverSource Global Bond Fund perform for the first half of the fiscal year?

      A: RiverSource Global Bond Fund's Class A shares gained 2.03% (excluding sales charge) for the six months ended April 30, 2006. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which rose 2.07%. The Fund underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 3.14% during the same period.

Q:    What factors most significantly affected performance?

      A: Currency and bond market trends had a mixed impact on Fund performance during the semiannual period. On the one hand, the U.S. dollar fell 3.73% on a trade-weighted basis for the six months ended April 30, 2006. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Most of the dollar's decline came in the last few weeks of the period, with the U.S. currency hurt by testimony from U.S. Federal Reserve Board (the Fed) chairman Ben Bernanke.


--------------------------------------------------------------------------------
6 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> THE FUND BENEFITED MOST FROM ITS WEIGHTINGS IN THE U.S. DOLLAR, THE EURO AND OTHER EUROPEAN CURRENCIES, AS THE U.S. DOLLAR WEAKENED VS. THE EURO AND THE BRITISH POUND.

      The Fed's testimony appeared to signal a pause in the interest rate tightening cycle. In addition, the statement released by the G7 group of countries following their late-April meeting, which called for greater currency flexibility to address current account imbalances, also hurt the U.S. currency. While the G7 statement focused on the need for appreciation of the Chinese currency vs. the U.S. dollar, the currency markets interpreted the statement as a tacit approval of a weaker dollar in general. Offsetting the positive impact on Fund performance from a falling dollar, global bonds performed poorly over the semiannual period, as increasingly synchronous global economic growth and monetary tightening pushed bond yields higher in all the major markets.

      Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning and duration management. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand during the semiannual period. The Fund also maintained its modest exposure to the U.S. dollar and the yen. The Fund benefited most from its weightings in the U.S. dollar, the euro and other European currencies, as the U.S. dollar weakened vs. the euro and the British pound.

      We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index through the semiannual period.


--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      This stance was based on our view that the global economy as a whole and the U.S. economy in particular were growing at an above-trend pace, and thus that the world's major central banks would raise interest rates. The Fed did, in fact, raise the targeted federal funds rate by an additional 100 basis points (1%) during the period. The European Central Bank also raised its interest rates in early December 2005 for the first time in more than two years and then did so again in March, for a total of 50 basis points (0.50%). As global bond yields generally moved up rather substantially over the semiannual period, the Fund's short duration positioning helped results.

      The Fund's country allocation helped the Fund's results, too. The "dollar bloc" government bond markets performed better than each of the major bond markets in local currency terms, especially Australia and New Zealand, as did what are known as the "peripheral" European markets of Poland and Norway. Thus, the Fund's overweight in core European bonds detracted from results, but this was more than outweighed by the positive effects of the Fund's underweight in Japanese bonds and its overweight in the "peripheral" European markets and to the "dollar bloc" countries.

      The Fund underperformed its Lipper group due primarily to the Fund's more conservative risk profile during the period than many of its peers. The Fund had only moderate exposure to non-government bond sectors, which overall outperformed government bonds during the semiannual period. The Fund also had just a small exposure to emerging market bonds, which performed quite well over the period.

Q:    What changes did you make to the Fund and how is it currently positioned?

      A: We lengthened the Fund's duration a bit toward the end of the period, moving the Fund's duration from just under three-fourths of a year shorter than the Lehman Global Index at the start of the period to about half a year shorter than the Lehman Global Index by the end of April 2006. Within that, we scaled back the core European portion of the portfolio to a rather neutral position and brought the U.S. portion of the portfolio up to a neutral position.


--------------------------------------------------------------------------------
8 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE ANTICIPATE A STEADIER PERIOD AHEAD FOR THE GLOBAL BOND MARKETS AND REMAIN COMFORTABLE WITH THE FUND'S CURRENT POSITIONING.

      Also toward the end of the period, we pared back the Fund's position in the euro and other European currencies, though still maintaining a significant exposure, and added to the Fund's position in the yen, while still maintaining a limited allocation. We also added to the Fund's exposure to the U.S. dollar. Within sectors, we reduced the Fund's position in U.S. and European investment grade corporate bonds and modestly increased the Fund's position in AAA-rated commercial mortgage-backed securities (CMBS) and pass-through mortgages. We view CMBS as high-quality substitutes for corporate bonds. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. This added exposure to mortgages proved well-timed, having implemented the strategy just before a strong run in the sector.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe that U.S. bonds are now fairly valued and that core European bonds are close to fair value. In contrast, we remain cautious on Japanese bonds for the medium-term, as the process of normalizing Japanese monetary policy to a post-deflation environment should result in higher bond yields over time. Certainly, many questions remain regarding the direction of various central banks' monetary policy and the risks to inflation given persistently high oil prices. These questions may keep the global bond markets on edge over the coming months. Still, we anticipate a steadier period ahead for the global bond markets and remain comfortable with the Fund's current positioning. From a duration perspective, we intend to stay rather neutral in the U.S. and core Europe portions of the portfolio and remain defensively positioned within the Japanese portion of the portfolio.


--------------------------------------------------------------------------------
                       RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 9
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      From a country perspective, we continue to favor European bonds, though less assertively than six months ago. As for currency positioning, we intend to maintain the Fund's modest exposure to the U.S. dollar and the yen in favor of the euro. We are seeking to maintain some fluidity in the Fund's positioning, especially given the sharp run in most of the world's major currencies vs. the U.S. dollar toward the end of April.

      As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.


--------------------------------------------------------------------------------
10 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Global Bond Fund

APRIL 30, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
BONDS (97.3%)(c)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL        VALUE(a)
                                           RATE       AMOUNT
AUSTRALIA (1.9%)
Commonwealth Bank of Australia
  (European Monetary Unit)
  Sr Unsub
   11-12-09                                3.38%       570,000      $   710,241
New South Wales Treasury
  (Australian Dollar)
   03-01-08                                8.00      8,020,000        6,315,790
Telstra
   04-01-12                                6.38        500,000          508,959
Western Australia Treasury
  (Australian Dollar)
   10-16-06                                5.50      3,050,000        2,317,057
                                                                    -----------
Total                                                                 9,852,047
--------------------------------------------------------------------------------

AUSTRIA (1.0%)
Republic of Austria
  (European Monetary Unit)
   01-15-10                                5.50      3,900,000        5,225,465
--------------------------------------------------------------------------------

BELGIUM (2.9%)
Kingdom of Belgium
  (European Monetary Unit)
   03-28-10                                3.00     12,230,000       15,067,242
--------------------------------------------------------------------------------

BRAZIL (0.2%)
Federative Republic of Brazil
   01-15-18                                8.00      1,129,000        1,225,530
--------------------------------------------------------------------------------

CANADA (2.5%)
Aquila Canada Finance
   06-15-11                                7.75         70,000           72,450
Canada Housing Trust #1
  (Canadian Dollar)
   06-15-06                                5.53      3,030,000        2,715,486
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10                                4.90        380,000(d)       342,520
Govt of Canada
  (Canadian Dollar)
   09-01-06                                5.75      3,560,000        3,200,529

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL        VALUE(a)
                                           RATE       AMOUNT
CANADA (CONT.)
Province of British Columbia
  (Canadian Dollar)
   08-23-10                                6.38%     6,665,000      $ 6,412,649
Sun Media
   02-15-13                                7.63        100,000          102,250
Videotron Ltee
   01-15-14                                6.88         45,000           44,550
                                                                    -----------
Total                                                                12,890,434
--------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.2%)
Republic of Czechoslovakia
  (Czech Crown)
   06-16-13                                3.70     28,500,000        1,256,468

--------------------------------------------------------------------------------
DENMARK (0.5%)
Realkredit Danmark
  (Danish Krone)
   01-01-08                                4.00     14,860,000        2,528,964
--------------------------------------------------------------------------------

FRANCE (5.9%)
Dexia Municipal Agency
  (European Monetary Unit)
   09-03-07                                4.25        510,000          650,679
Govt of France
  (European Monetary Unit)
   04-25-12                                5.00      8,120,000       10,900,253
   04-25-13                                4.00      8,065,000       10,271,311
   10-25-16                                5.00      6,525,000        8,922,180
                                                                    -----------
Total                                                                30,744,423
--------------------------------------------------------------------------------

GERMANY (8.8%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
   09-02-09                                5.00      1,800,000(d)     2,351,609
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13                                1.40    301,000,000        2,573,586

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                COUPON      PRINCIPAL           VALUE(a)
                                       RATE        AMOUNT
GERMANY (CONT.)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-10                            5.38%         530,000        $   707,801
   07-04-13                            3.75       10,360,000         12,953,352
   07-04-27                            6.50        6,620,000         11,035,870
   07-04-28                            4.75        1,745,000          2,372,693
   07-04-34                            4.75        4,425,000          6,082,484
DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
   01-15-10                            5.50        1,800,000          2,404,617
Deutsche Bank
  (European Monetary Unit)
  Sr Unsub
   07-28-09                            4.25          500,000            641,011
Landesbank Berlin Girozentrale
  (European Monetary Unit)
   04-30-07                            5.00        1,780,000          2,281,892
Rheinische Hypothekenbank
  (European Monetary Unit)
   07-05-10                            5.75        1,825,000          2,470,584
                                                                    -----------
Total                                                                45,875,499
--------------------------------------------------------------------------------

GREECE (4.0%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06                            2.75        6,840,000          8,627,861
   04-19-07                            4.65        5,345,000          6,832,757
   10-22-22                            5.90        3,540,000          5,217,478
                                                                    -----------
Total                                                                20,678,096
--------------------------------------------------------------------------------

IRELAND (2.5%)
Irish Govt
  (European Monetary Unit)
   10-18-07                            4.25        9,985,000         12,762,920
--------------------------------------------------------------------------------

ITALY (4.6%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   11-01-07                            6.00       11,735,000         15,368,029
   11-01-26                            7.25        3,101,283          5,364,672
Telecom Italia Capital
   10-01-15                            5.25        1,420,000          1,312,507
   11-15-33                            6.38        1,675,000          1,568,158
                                                                    -----------
Total                                                                23,613,366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                COUPON      PRINCIPAL           VALUE(a)
                                       RATE        AMOUNT
JAPAN (9.7%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12                            1.40%     585,000,000        $ 5,067,337
Govt of Japan
  (Japanese Yen)
   12-21-09                            1.70    2,071,000,000         18,596,561
   09-20-10                             .80      862,000,000          7,424,542
   06-20-12                            1.40      700,000,000          6,090,277
   12-20-12                            1.00    1,227,000,000         10,346,514
   12-20-14                            1.30      247,000,000          2,071,930
   12-20-34                            2.40       61,000,000            529,952
                                                                    -----------
Total                                                                50,127,113
--------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
Tyco Intl Group
   02-15-11                            6.75          900,000            936,308
--------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
   05-22-12                            7.00        1,500,000(d)       1,600,001
--------------------------------------------------------------------------------

MEXICO (0.8%)
Govt of Mexico
  (Mexican Peso)
   12-24-09                            9.00       16,000,000          1,492,697
Mexican Fixed Rate
  (Mexican Peso)
   12-20-12                            9.00       20,810,000          1,932,787
United Mexican States
   09-27-34                            6.75          270,000            274,320
United Mexican States
  (Japanese Yen)
   06-06-06                            6.75       62,000,000            547,988
                                                                    -----------
Total                                                                 4,247,792
--------------------------------------------------------------------------------

NETHERLANDS (3.1%)
Bank Nederlandse Gemeenten
  (British Pound) Sr Unsub
   08-06-07                            7.38        1,160,000          2,178,237
Govt of Netherlands
  (European Monetary Unit)
   01-15-08                            2.50        8,475,000         10,548,877
   07-15-12                            5.00        2,365,000          3,173,751
                                                                    -----------
Total                                                                15,900,865
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                   COUPON   PRINCIPAL           VALUE(a)
                                          RATE     AMOUNT
NEW ZEALAND (1.0%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06                               8.00%    8,425,000        $ 5,408,331
--------------------------------------------------------------------------------

NORWAY (1.3%)
Govt of Norway
  (Norwegian Krone)
   05-16-11                               6.00    36,800,000          6,550,100
--------------------------------------------------------------------------------

POLAND (1.4%)
Republic of Poland
  (Polish Zloty)
   03-24-10                               5.75    21,190,000          7,151,455
--------------------------------------------------------------------------------

SOUTH AFRICA (0.4%)
Republic of South Africa
  (South African Rand)
   08-31-10                              13.00    10,357,500          2,102,088
--------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08                               0.98    70,000,000            614,328
--------------------------------------------------------------------------------

SPAIN (3.1%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
   03-25-11                               3.50     2,400,000          2,971,332
Govt of Spain
  (European Monetary Unit)
   07-30-09                               5.15     9,915,000         13,103,191
                                                                    -----------
Total                                                                16,074,523
--------------------------------------------------------------------------------

SUPRA-NATIONAL (1.1%)
European Investment Bank
  (British Pound)
   12-07-11                               5.50     2,910,000          5,456,332
--------------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
  (Swedish Krona)
   03-15-11                               5.25    18,620,000          2,721,353
--------------------------------------------------------------------------------

UNITED KINGDOM (4.8%)
BT Group
   12-15-10                               8.38       550,000            611,001
HBOS Treasury Services
  (European Monetary Unit)
   02-12-09                               3.50     1,600,000          2,010,930

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                   COUPON   PRINCIPAL           VALUE(a)
                                          RATE     AMOUNT
UNITED KINGDOM (CONT.)
United Kingdom Treasury
  (British Pound)
   03-07-12                               5.00%    6,350,000        $11,778,386
   09-07-14                               5.00     5,390,000         10,058,655
Vodafone Group
   06-15-11                               5.50       185,000            182,946
                                                                    -----------
Total                                                                24,641,918
--------------------------------------------------------------------------------

UNITED STATES (34.5%)
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08                               2.76       500,000(d,j)       490,433
Airgas
   10-01-11                               9.13       195,000            205,238
Allied Waste North America
  Series B
   04-01-08                               8.88        50,000             52,500
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
   12-06-10                               4.87       525,000            520,652
ANR Pipeline
   03-15-10                               8.88        45,000             47,768
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-11                               4.29     1,250,000(d,j)     1,195,842
AutoNation
   04-15-14                               7.00        90,000(d)          90,450
Avis Budget Car Rental LLC/Finance
  Sr Nts
   05-15-14                               7.63        25,000(d)          25,438
   05-15-16                               7.75        30,000(d)          30,600
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42                               4.89       750,000(f)         732,019
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
   09-10-47                               5.35     1,400,000(f)       1,351,903
Banc of America Large Loan
  Series 2005-BOCA Cl A1
   12-15-16                               5.02       657,480(d,e,f)     657,580
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16                               5.07     1,950,000(d,e,f)   1,950,910
Banc of America Large Loan
  Series 2006-LAQ Cl E
   02-09-21                               5.30       575,000(d,e,f)     574,978

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                   COUPON   PRINCIPAL           VALUE(a)
                                          RATE     AMOUNT
UNITED STATES (CONT.)
Banc of America Large Loan
  Series 2006-LAQ Cl F
   02-09-21                               5.36%   $  625,000(d,e,f)   $  624,976
Banc of America Large Loan
  Series 2006-LAQ Cl G
   02-09-21                               5.45       450,000(d,e,f)      449,982
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40                               4.00       583,640(f)          556,851
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
   02-13-46                               4.03       600,000(f)          573,324
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
   12-11-40                               5.41       900,000(f)          878,359
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
   06-11-41                               4.21     1,428,479(f)        1,390,867
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
   10-12-42                               5.30       500,000(f)          470,470
Cadbury Schweppes US Finance LLC
   10-01-08                               3.88     1,090,000(d)        1,049,721
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14                               4.46     1,871,469(d,f)      1,820,261
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10                               2.84       700,000             679,933
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09                               4.08     1,000,000             981,320
Cardinal Health
   06-15-15                               4.00     1,450,000           1,253,161
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10                               4.35       500,000             490,514
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30                               5.68     1,100,000(f)        1,108,750
Chemtura
   06-01-16                               6.88        50,000              49,856
Chesapeake Energy
   08-15-17                               6.50        15,000              14,325
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10                               3.88     2,600,000           3,277,029

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                   COUPON   PRINCIPAL           VALUE(a)
                                          RATE     AMOUNT
UNITED STATES (CONT.)
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51                               4.15%   $1,456,113(d,f)     $1,423,333
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
   07-15-44                               5.40     1,000,000(f)          970,214
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2006-CD2 Cl A2
   01-15-46                               5.41       500,000(f)          497,551
CMS Energy
  Sr Nts
   01-15-09                               7.50       140,000             143,325
Colorado Interstate Gas
  Sr Nts
   03-15-15                               5.95        35,000              33,109
   11-15-15                               6.80       200,000(d)          202,250
Comcast Cable Communications Holdings
   03-15-13                               8.38       106,000             118,665
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
   02-05-19                               5.14       400,000(d,e,f)      399,979
Cott Beverages USA
   12-15-11                               8.00       205,000             208,588
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
   12-25-35                               5.50     2,141,462(f)        2,114,883
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
   04-25-35                               7.50     1,183,692(f)        1,212,749
Credit Suisse Mtge Capital Ctfs
  Series 2006-C1 Cl A2
   02-15-39                               5.51     2,650,000(f)        2,651,141
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36                               4.49     1,094,669(f)        1,064,333
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
   08-15-38                               5.10       525,000(f)          517,068
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07                               5.63       670,000             858,525
Denbury Resources
  Sr Sub Nts
   12-15-15                               7.50        20,000              20,500

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL         VALUE(a)
                                           RATE       AMOUNT
UNITED STATES (CONT.)
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10                                 8.50%   $   85,000        $   89,675
DRS Technologies
   02-01-16                                 6.63       190,000           188,100
Dynegy Holdings
   05-15-18                                 7.13        20,000            18,100
Dynegy Holdings
  Sr Unsecured
   05-01-16                                 8.38        70,000(d)         69,650
Emmis Operating
  Sr Sub Nts
   05-15-12                                 6.88        55,000            53,556
Encore Acquisition
  Sr Sub Nts
   04-15-14                                 6.25        50,000            47,500
Erac USA Finance
   11-01-16                                 6.20     1,245,000(d,g)    1,233,151
Federal Home Loan Mtge Corp
   07-12-10                                 4.13     6,816,000         6,531,950
Federal Home Loan Mtge Corp #A11799
   08-01-33                                 6.50       237,609(f)        242,023
Federal Home Loan Mtge Corp #A15881
   11-01-33                                 5.00     1,409,838(f)      1,338,495
Federal Home Loan Mtge Corp #E91486
   09-01-17                                 6.50       413,330(f)        422,023
Federal Home Loan Mtge Corp #E99684
   10-01-18                                 5.00       763,494(f)        744,045
Federal Home Loan Mtge Corp #G01535
   04-01-33                                 6.00     1,850,709(f)      1,855,077
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   02-15-07                                 4.63     3,200,000         4,081,321
Federal Natl Mtge Assn #254632
   02-01-18                                 5.50     1,733,240(f)      1,722,164
Federal Natl Mtge Assn #254686
   04-01-18                                 5.50     1,965,904(f)      1,953,196
Federal Natl Mtge Assn #254722
   05-01-18                                 5.50     1,021,289(f)      1,014,687
Federal Natl Mtge Assn #360800
   01-01-09                                 5.74     1,167,481(f)      1,169,665
Federal Natl Mtge Assn #545874
   08-01-32                                 6.50       298,085(f)        305,151
Federal Natl Mtge Assn #555528
   04-01-33                                 6.00     1,405,619(f)      1,402,661
Federal Natl Mtge Assn #555734
   07-01-23                                 5.00     1,081,971(f)      1,037,761

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL         VALUE(a)
                                           RATE       AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #555740
   08-01-18                                 4.50%   $1,708,956(f)     $1,630,451
Federal Natl Mtge Assn #555851
   01-01-33                                 6.50     1,721,708(f)      1,757,442
Federal Natl Mtge Assn #575487
   04-01-17                                 6.50       891,432(f)        915,170
Federal Natl Mtge Assn #621581
   12-01-31                                 6.50       343,561(f)        352,674
Federal Natl Mtge Assn #633966
   03-01-17                                 6.00       232,124(f)        235,194
Federal Natl Mtge Assn #634749
   03-01-17                                 5.50       927,539(f)        922,283
Federal Natl Mtge Assn #640996
   05-01-32                                 7.50       594,547(f)        618,761
Federal Natl Mtge Assn #643381
   06-01-17                                 6.00       560,151(f)        567,559
Federal Natl Mtge Assn #645053
   05-01-32                                 7.00     1,180,736(f)      1,215,214
Federal Natl Mtge Assn #646147
   06-01-32                                 7.00       467,865(f)        485,129
Federal Natl Mtge Assn #652284
   08-01-32                                 6.50       484,337(f)        493,885
Federal Natl Mtge Assn #653145
   07-01-17                                 6.00       325,635(f)        330,551
Federal Natl Mtge Assn #653730
   09-01-32                                 6.50       261,478(f)        266,714
Federal Natl Mtge Assn #655589
   08-01-32                                 6.50     1,820,007(f)      1,867,725
Federal Natl Mtge Assn #666424
   08-01-32                                 6.50       287,546(f)        293,214
Federal Natl Mtge Assn #670461
   11-01-32                                 7.50       406,545(f)        423,102
Federal Natl Mtge Assn #684595
   03-01-33                                 6.00     2,111,102(f)      2,106,659
Federal Natl Mtge Assn #688034
   03-01-33                                 5.50       622,966(f)        607,711
Federal Natl Mtge Assn #688691
   03-01-33                                 5.50     1,120,709(f)      1,091,429
Federal Natl Mtge Assn #703818
   05-01-33                                 6.00       523,957(f)        523,688
Federal Natl Mtge Assn #711503
   06-01-33                                 5.50     1,395,508(f)      1,364,416
Federal Natl Mtge Assn #735029
   09-01-13                                 5.28       861,236(f)        847,881
Federal Natl Mtge Assn #741850
   09-01-33                                 5.50     2,315,379(f)      2,254,887

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL         VALUE(a)
                                           RATE       AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #753507
   12-01-18                                5.00%   $  3,102,078(f)    $3,027,027
Federal Natl Mtge Assn #755498
   11-01-18                                5.50       1,512,561(f)     1,503,682
Federal Natl Mtge Assn #756788
   11-01-33                                6.50         457,766(f)       467,054
Federal Natl Mtge Assn #757299
   09-01-19                                4.50       2,971,710(f)     2,833,856
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
   07-10-45                                4.59       1,021,037(f)     1,001,111
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35                                4.77       1,800,000(d,f)   1,745,149
General Electric Capital
  (European Monetary Unit) Sr Unsub
   06-20-07                                5.13         500,000          642,315
General Electric Capital
  (New Zealand Dollar)
   02-04-10                                6.63       3,530,000        2,245,887
Genworth Financial
  (Japanese Yen)
   06-20-11                                1.60     130,000,000        1,117,808
GMAC
   08-28-07                                6.13         480,000          466,576
   09-15-11                                6.88         135,000          126,468
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41                                4.55       1,050,000(f)     1,000,355
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
   05-10-43                                4.21         768,124(f)       748,602
Govt Natl Mtge Assn #604708
   10-15-33                                5.50       1,276,434(f)     1,253,574
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32                               13.94       1,166,619(f,h)     142,158
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36                                4.76       1,100,000(f)     1,070,634
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36                                4.88         500,000(f)       487,061

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                    COUPON     PRINCIPAL         VALUE(a)
                                           RATE       AMOUNT
UNITED STATES (CONT.)
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38                                4.96%   $    950,000(f)    $  928,024
GS Mtge Securities II
  Series 2005-GG4 Cl A1
   07-10-39                                4.37       1,286,224(f)     1,256,214
GS Mtge Securities II
  Series 2006-GG6 Cl A2
   04-10-38                                5.51       2,225,000(f)     2,225,061
HCA
  Sr Nts
   03-15-14                                5.75          50,000           46,409
Intl Paper
  (European Monetary Unit)
   08-11-06                                5.38         505,000          640,686
IPALCO Enterprises
  Secured
   11-14-08                                8.38         250,000          260,000
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37                                4.37       1,103,350(f)     1,075,982
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37                                5.26         900,000(f)       878,559
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
   10-15-37                                4.13         436,924(f)       417,730
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
   03-12-39                                3.97         400,820(f)       385,637
JPMorgan Chase Commercial Mtge Securities
  Series 2006-CB14 Cl A2
   12-12-44                                5.44       1,500,000(f)     1,497,428
JPMorgan Chase Commercial Mtge Securities
  Series 2006-CB14 Cl A4
   12-12-44                                5.48         750,000(f)       732,983
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
   04-15-43                                5.49       1,150,000(f)     1,136,088
K Hovnanian Enterprises
   05-15-16                                7.50         145,000          143,300
Kraft Foods
   06-01-12                                6.25         445,000          456,416
Kraft Foods
  Sr Unsecured
   11-01-11                                5.63       2,765,000        2,755,323

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                       COUPON    PRINCIPAL       VALUE(a)
                                              RATE      AMOUNT
UNITED STATES (CONT.)
L-3 Communications
   06-15-12                                   7.63%   $   80,000      $   82,800
Lamar Media
   01-01-13                                   7.25        50,000          50,125
   08-15-15                                   6.63       115,000         111,838
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
   03-15-29                                   3.97       750,000(f)      691,613
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
   06-15-29                                   5.15       700,000(f)      691,033
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
   08-15-29                                   4.58       975,000(f)      936,792
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
   10-15-29                                   3.99     1,000,000(f)      952,620
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
   12-15-29                                   4.20     1,300,000(f)    1,247,285
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
   07-15-30                                   4.39       547,864(f)      538,961
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A2
   07-15-30                                   4.55     2,025,000(f)    1,961,581
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
   09-15-30                                   4.89     1,075,000(f)    1,048,587
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09                                   3.40       750,000(j)      743,198
MacDermid
   07-15-11                                   9.13        35,000          36,750
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43                                   4.22     1,007,352(f)      983,949
MGM MIRAGE
   10-01-09                                   6.00        45,000          44,325
MGM MIRAGE
  Sr Nts
   02-27-14                                   5.88        50,000          46,500
Midwest Generation LLC
  Series B
   01-02-16                                   8.56        75,648          81,747

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                       COUPON    PRINCIPAL       VALUE(a)
                                              RATE      AMOUNT
UNITED STATES (CONT.)
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13                                   6.13%   $   45,000      $   43,706
Mohegan Tribal Gaming Authority
  Sr Sub Nts
   04-01-12                                   8.00        75,000          78,000
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
   06-13-41                                   4.34       775,000(f)      750,211
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40                                   4.59       750,000(f)      712,793
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
   09-15-42                                   5.23     1,075,000(f)    1,036,596
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39                                   5.98     1,400,000(f)    1,425,548
Newfield Exploration
  Sr Sub Nts
   08-15-12                                   8.38       190,000         204,013
News America
   12-15-35                                   6.40     1,550,000(d)    1,464,945
NRG Energy
   02-01-14                                   7.25       165,000         165,825
Omnicare
  Sr Sub Nts
   12-15-13                                   6.75       155,000         153,256
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   09-15-08                                   6.99     2,083,333       2,138,937
Pacific Energy Partners LP/Finance
   09-15-15                                   6.25        60,000          57,600
Peabody Energy
  Series B
   03-15-13                                   6.88        90,000          90,675
Pioneer Natural Resources
   05-01-18                                   6.88       460,000(g)      460,874
Pioneer Natural Resources
  Sr Nts
   07-15-16                                   5.88       270,000         254,286
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35                                   4.49       615,000         601,863

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         COUPON     PRINCIPAL            VALUE(a)
                                                RATE       AMOUNT
UNITED STATES (CONT.)
Pride Intl
  Sr Nts
   07-15-14                                      7.38%   $     30,000        $     31,125
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36                                      3.67         835,092(f)          794,807
Qwest
   03-15-12                                      8.88         100,000             109,500
Qwest
  Sr Nts
   06-15-15                                      7.63         145,000             150,800
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
   02-25-36                                      5.57         800,000             796,440
Residential Capital
  Sr Unsecured
   06-30-10                                      6.38       2,275,000           2,265,347
Southern Star Central
   03-01-16                                      6.75         205,000(d)          204,487
Standard-Pacific
  Sr Nts
   08-15-15                                      7.00         200,000             186,000
Station Casinos
  Sr Sub Nts
   03-01-16                                      6.88         355,000             348,788
Toyota Motor Credit
  (Japanese Yen) Sr Unsub
   06-09-08                                      0.75     297,000,000           2,606,987
Transcontinental Gas Pipe Line
  Sr Nts
   04-15-16                                      6.40         265,000(d)          263,343
Triad Hospitals
  Sr Nts
   05-15-12                                      7.00         205,000             203,463
U.S. Treasury
   06-30-07                                      3.63       1,700,000           1,675,030
   11-30-07                                      4.25       2,000,000           1,980,468
   02-15-08                                      3.38         775,000             755,080
   03-31-11                                      4.75         460,000             456,370
   02-15-16                                      4.50         995,000             951,624
   08-15-23                                      6.25       4,985,000(i)        5,509,203
   02-15-26                                      6.00       8,915,000(i)        9,656,755
Verizon Pennsylvania
  Series A
   11-15-11                                      5.65       7,560,000(i)        7,433,295

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         COUPON     PRINCIPAL            VALUE(a)
                                                RATE       AMOUNT
UNITED STATES (CONT.)
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
   11-15-35                                      3.89%   $  1,250,000(f)     $  1,205,530
Wachovia Bank Commercial Mtge Trust
  Series 2005-C18 Cl A4
   04-15-42                                      4.94         750,000(f)          708,889
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
   07-15-42                                      5.09         800,000(f)          781,641
Wachovia Bank Commercial Mtge Trust
  Series 2005-C21 Cl A4
   10-15-44                                      5.20       1,100,000(f)        1,064,123
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
   03-15-45                                      5.58         725,000(f)          719,253
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
   12-25-45                                      5.15       1,005,952(f,k)      1,006,626
Williams Companies
  Sr Nts
   07-15-19                                      7.63         125,000             131,250
                                                                             ------------
Total                                                                         179,324,126
                                                                             ------------
TOTAL BONDS
(Cost: $494,392,762)                                                         $504,577,087
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.1%)
--------------------------------------------------------------------------------

ISSUER                                        EFFECTIVE     AMOUNT             VALUE(a)
                                                YIELD     PAYABLE AT
                                                           MATURITY
COMMERCIAL PAPER
Barton Capital
   05-01-06                                      4.83%   $    800,000(b)     $    799,678
Chesham Finance LLC
   05-02-06                                      4.79       5,000,000           4,997,339
-----------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $5,797,790)                                                           $  5,797,017
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $500,190,552)(l)                                                      $510,374,104
=========================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $799,678 or 0.2% of net assets.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $20,261,588 or 3.9% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At April 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,702,764.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at April 30, 2006.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      Euro-Bund, June 2006, 10-year                                  $ 2,100,000
      U.S. Treasury Note, June 2006, 2-year                           18,600,000
      U.S. Treasury Note, June 2006, 10-year                           8,500,000
      U.S. Long Bond, June 2006, 20-year                               4,900,000

(j) The following abbreviations are used in the portfolio security description(s) to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company

      FSA -- Financial Security Assurance

      MBIA -- MBIA Insurance Corporation


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2006.

(l) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $500,191,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 21,062,000
      Unrealized depreciation                                       (10,879,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 10,183,000
      --------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
20 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Global Bond Fund

APRIL 30, 2006 (UNAUDITED)

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $500,190,552)                                                            $510,374,104
Foreign currency holdings (identified cost $1,677,680)                                          1,720,080
Capital shares receivable                                                                         248,213
Dividends and accrued interest receivable                                                       7,148,914
Receivable for investment securities sold                                                       4,345,578
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                     229,938
---------------------------------------------------------------------------------------------------------
Total assets                                                                                  524,066,827
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                  38,578
Capital shares payable                                                                            147,217
Payable for investment securities purchased                                                     4,677,381
Unrealized depreciation on foreign currency contract held, at value (Note 5)                      273,976
Unrealized depreciation on swap transactions, at value (Note 7)                                    29,322
Accrued investment management services fee                                                          9,991
Accrued distribution fee                                                                            4,477
Accrued transfer agency fee                                                                           815
Accrued administrative services fee                                                                 1,129
Other accrued expenses                                                                            117,554
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                               5,300,440
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $518,766,387
=========================================================================================================

---------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                     $    798,492
Additional paid-in capital                                                                    512,875,072
Undistributed net investment income                                                               627,775
Accumulated net realized gain (loss) (Note 9)                                                  (5,525,427)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5, 6 and 7)        9,990,475
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $518,766,387
=========================================================================================================
Net assets applicable to outstanding shares:               Class A                           $300,457,312
                                                           Class B                           $ 85,339,665
                                                           Class C                           $  3,536,881
                                                           Class I                           $129,341,138
                                                           Class Y                           $     91,391
Net asset value per share of outstanding capital stock:    Class A shares   46,298,595       $       6.49
                                                           Class B shares   13,022,074       $       6.55
                                                           Class C shares      543,226       $       6.51
                                                           Class I shares   19,971,256       $       6.48
                                                           Class Y shares       14,081       $       6.49
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 21
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Global Bond Fund

                                                                         PERIOD FROM         PERIOD FROM               TOTAL
                                                                       NOV. 1, 2005 TO     NOV. 8, 2005 TO       NOV. 1, 2005 TO
                                                                        NOV. 7, 2005        APRIL 30, 2006        APRIL 30, 2006
                                                                    (UNAUDITED) (NOTE 1)       (UNAUDITED)          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------------
Income:
Interest                                                                  $   429,116         $  9,706,328         $ 10,135,444
Fee income from securities lending (Note 3)                                        --                5,741                5,741
   Less foreign taxes withheld                                                 (1,305)              (5,935)              (7,240)
--------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  427,811            9,706,134           10,133,945
--------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
   Investment management services fee                                          79,875            1,836,608            1,916,483
Distribution fee
   Class A                                                                     16,787              381,123              397,910
   Class B                                                                     21,011              460,361              481,372
   Class C                                                                        807               18,086               18,893
Transfer agency fee                                                            19,890              458,844              478,734
Incremental transfer agency fee
   Class A                                                                      1,428               32,613               34,041
   Class B                                                                        817               18,407               19,224
   Class C                                                                         33                  746                  779
Service fee -- Class Y                                                              2                   44                   46
Administrative services fees and expenses                                       9,059              194,336              203,395
Custodian fees                                                                  3,538               86,925               90,463
Compensation of board members                                                      --                5,425                5,425
Printing and postage                                                            2,310               72,040               74,350
Registration fees                                                               1,120               27,520               28,640
Audit fees                                                                        875               18,125               19,000
Other                                                                           1,334               10,646               11,980
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                158,886            3,621,849            3,780,735
   Expenses waived/reimbursed by the Investment Manager
   and its affiliates (Note 2)                                                (15,149)            (312,764)            (327,913)
--------------------------------------------------------------------------------------------------------------------------------
                                                                              143,737            3,309,085            3,452,822
   Earnings credits on cash balances (Note 2)                                    (376)             (12,604)             (12,980)
--------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            143,361            3,296,481            3,439,842
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               284,450            6,409,653            6,694,103
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------------------------------------------------------
Security transactions (Note 3)                                               (140,417)             387,099              246,682
Foreign currency transactions                                                 (35,569)            (594,546)            (630,115)
Futures contracts                                                             556,228              774,622            1,330,850
Swap transactions                                                             (42,226)               7,302              (34,924)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       338,016              574,477              912,493
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (8,190,369)          10,443,667            2,253,298
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      (7,852,353)          11,018,144            3,165,791
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $(7,567,903)        $ 17,427,797         $  9,859,894
================================================================================================================================

See accompanying notes to pro forma financial statements.


--------------------------------------------------------------------------------
22 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Global Bond Fund

                                                                         APRIL 30, 2006      OCT. 31, 2005
                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $   6,694,103      $  13,170,793
Net realized gain (loss) on investments                                         912,493         17,596,445
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         2,253,298        (38,272,090)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               9,859,894         (7,504,852)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                               (11,404,945)       (19,756,566)
      Class B                                                                (2,199,553)        (6,142,688)
      Class C                                                                   (95,411)          (200,996)
      Class I                                                                (3,939,655)        (2,313,524)
      Class Y                                                                    (3,553)            (3,814)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                         (17,643,117)       (28,417,588)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                   20,514,968         88,281,344
   Class B shares                                                             5,088,495         31,813,617
   Class C shares                                                               372,173          1,377,503
   Class I shares                                                            38,343,423         68,619,250
   Class Y shares                                                                10,800             62,732
Reinvestment of distributions at net asset value
   Class A shares                                                            10,771,238         18,374,858
   Class B shares                                                             2,075,855          5,728,791
   Class C shares                                                                85,277            176,818
   Class I shares                                                             3,973,165          2,312,955
   Class Y shares                                                                 3,585              3,814
Payments for redemptions
   Class A shares                                                           (78,562,776)      (118,593,333)
   Class B shares (Note 2)                                                  (31,592,316)       (60,508,139)
   Class C shares (Note 2)                                                   (1,143,748)        (1,728,928)
   Class I shares                                                              (223,866)        (2,478,963)
   Class Y shares                                                                (5,526)           (56,092)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (30,289,253)        33,386,227
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (38,072,476)        (2,536,213)
Net assets at beginning of period                                           556,838,863        559,375,076
Net assets at end of period                                               $ 518,766,387      $ 556,838,863
===========================================================================================================
Undistributed net investment income                                       $     627,775      $  11,782,029
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 23
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Global Bond Fund
(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

      o     Class A shares are sold with a front-end sales charge.

      o     Class B shares may be subject to a contingent deferred sales charge
            (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

      o     Class C shares may be subject to a CDSC.

      o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 24.93% of the Fund's net assets.

At April 30, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 25% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in World Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.


--------------------------------------------------------------------------------
24 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

-------------------------------------------------------------------------------
Interest Income                                                       $429,119
-------------------------------------------------------------------------------
Foreign taxes withheld                                                $ (1,305)
-------------------------------------------------------------------------------
Investment management services fee                                    $ 79,875
-------------------------------------------------------------------------------
Custodian fees                                                        $  3,499
-------------------------------------------------------------------------------
Audit fees                                                            $    630
-------------------------------------------------------------------------------
Other                                                                 $  1,234
-------------------------------------------------------------------------------
Earnings credits on cash balances                                     $     (4)
-------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 25
--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2006, the Fund has entered into outstanding when-issued securities of $1,702,764.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
26 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 27
--------------------------------------------------------------------------------

TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purpose and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
28 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Nov. 8, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, World Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Nov. 8, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.77% to 0.67% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 29
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $160,146 for Class A, $114,743 for Class B and $285 for Class C for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.02% for Class B, 2.02% for Class C and 1.08% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $249,924, $74,964, $2,963 and $62, respectively. Under this agreement which was effective until Feb. 28, 2006, net expenses would not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.95% for Class I and 1.08% for Class Y of the Fund's average daily net assets. Effective March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I and 1.08% for Class Y of the Fund's average daily net assets.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $376 as a result of earnings credits from overnight cash balances. During the period from Nov. 8, 2005 to April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $12,604 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


--------------------------------------------------------------------------------
30 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,156,591 and $7,648,747, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $152,334,237 and $190,555,869,
respectively, for the period from Nov. 8, 2005 to April 30, 2006. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $5,741 for the six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            SIX MONTHS ENDED APRIL 30, 2006
                                           CLASS A         CLASS B        CLASS C         CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                      3,171,006         782,102        57,533        5,976,376       1,649
Issued for reinvested distributions       1,686,187         321,491        13,306          623,374         561
Redeemed                                (12,162,647)     (4,858,699)     (176,735)         (34,888)       (866)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (7,305,454)     (3,755,106)     (105,896)       6,564,862       1,344
----------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED OCT. 31, 2005
                                           CLASS A         CLASS B        CLASS C         CLASS I       CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                     12,792,108       4,572,740       200,644       10,013,472       9,106
Issued for reinvested distributions       2,648,124         822,515        25,507          336,240         549
Redeemed                                (17,214,211)     (8,827,651)     (251,580)        (357,832)     (8,067)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (1,773,979)     (3,432,396)      (25,429)       9,991,880       1,588
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 31
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                CURRENCY TO         CURRENCY TO          UNREALIZED          UNREALIZED
                            BE DELIVERED         BE RECEIVED         APPRECIATION        DEPRECIATION
-------------------------------------------------------------------------------------------------------
May 5, 2006                   29,520,000           1,263,580         $         --          $ 45,171
                            Czech Koruna         U.S. Dollar
May 8, 2006                   11,050,000          13,716,697                   --           228,805
                  European Monetary Unit         U.S. Dollar
May 10, 2006                   5,969,517         705,000,000              229,938                --
                             U.S. Dollar        Japanese Yen
-------------------------------------------------------------------------------------------------------
Total                                                                    $229,938          $273,976
-------------------------------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS

At April 30, 2006, investments in securities included securities valued at $481,790 that were pledged as collateral to cover initial margin deposits on 21 open purchase contracts denominated in Euros and 227 open purchase contracts. The notional market value of the open purchase contracts denominated in Euros at April 30, 2006 was $3,061,645 with a net unrealized loss of $79,201. The notional market value of the open purchase contracts denominated in U.S. dollars at April 30, 2006 was $33,156,782 with a net unrealized loss of $338,439. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. SWAP CONTRACTS

At April 30, 2006, the Fund had the following open total return swap contract:

                                                           TERMINATION       NOTIONAL      UNREALIZED
                                                               DATE          PRINCIPAL   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                       5/01/06        $3,200,000      $(29,322)
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,100,374 at Oct. 31, 2005, that if not offset by capital gains will expire in 2010. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 33
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
34 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(g)          2005            2004         2003      2002
Net asset value, beginning of period                                  $6.59          $ 7.02          $ 6.57       $ 6.00     $5.81
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09             .16             .17          .18       .19
Net gains (losses) (both realized and unrealized)                       .04            (.23)            .52          .60       .17
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .13            (.07)            .69          .78       .36
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.23)           (.36)           (.24)        (.21)     (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $6.49          $ 6.59          $ 7.02       $ 6.57     $6.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 300          $  353          $  389       $  380     $ 348
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.25%(c),(d)    1.35%(c)        1.34%        1.36%     1.34%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.66%(d)        2.42%           2.66%        2.73%     3.12%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                31%             73%             92%         117%       51%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        2.03%(f)       (1.18%)         10.70%       13.25%     6.24%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.41% for the six months ended April 30, 2006 and 1.37% for the year ended Oct. 31, 2005.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 35
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                           2006(g)          2005           2004         2003       2002
Net asset value, beginning of period                                  $6.59           $ 7.02          $6.57       $ 5.99      $5.79
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .06              .10            .14          .12        .13
Net gains (losses) (both realized and unrealized)                       .05             (.23)           .50          .62        .19
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .11             (.13)           .64          .74        .32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.15)            (.30)          (.19)        (.16)      (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $6.55           $ 6.59          $7.02       $ 6.57      $5.99
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  85           $  111          $ 142       $  158      $ 152
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.02%(c),(d)     2.12%(c)       2.10%        2.12%      2.10%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.89%(d)         1.65%          1.90%        1.97%      2.36%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                31%              73%            92%         117%        51%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        1.63%(f)        (1.98%)         9.83%       12.39%      5.59%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Then Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18% for the six months ended April 30, 2006 and 2.13% for the year ended Oct. 31, 2005.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
36 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                         2006(g)           2005           2004         2003       2002
Net asset value, beginning of period                                  $6.57          $ 6.99          $6.55       $ 5.98     $ 5.79
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .07             .11            .14          .13        .14
Net gains (losses) (both realized and unrealized)                       .03            (.22)           .49          .60        .18
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .10            (.11)           .63          .73        .32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.16)           (.31)          (.19)        (.16)      (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $6.51          $ 6.57          $6.99       $ 6.55     $ 5.98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $   4          $    4          $   5       $    5     $    3
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.02%(c),(d)    2.12%(c)       2.09%        2.14%      2.10%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.89%(d)        1.65%          1.91%        1.89%      2.29%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                31%             73%            92%         117%        51%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        1.55%(f)       (1.83%)         9.72%       12.41%      5.51%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18% for the six months ended April 30, 2006 and 2.14% for the year ended Oct. 31, 2005.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 37
--------------------------------------------------------------------------------

CLASS I

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                         2006(g)          2005          2004(B)
Net asset value, beginning of period                                  $6.61          $ 7.03         $ 6.77
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10             .19            .16
Net gains (losses) (both realized and unrealized)                       .04            (.22)           .24
------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .14            (.03)           .40
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.27)           (.39)          (.14)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $6.48          $ 6.61         $ 7.03
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 129          $   89         $   24
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        .91%(d)         .91%           .89%(d)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.03%(d)        2.87%          3.07%(d)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                31%             73%            92%
------------------------------------------------------------------------------------------------------------
Total return(e)                                                        2.16%(f)        (.56%)         6.06%(f)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
38 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(g)             2005          2004       2003        2002
Net asset value, beginning of period                                  $  6.61          $  7.04       $  6.59    $  6.01     $  5.80
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .10              .16           .18        .19         .20
Net gains (losses) (both realized and unrealized)                         .03             (.22)          .52        .61         .19
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .13             (.06)          .70        .80         .39
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.25)            (.37)         (.25)      (.22)       (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  6.49          $  6.61       $  7.04    $  6.59     $  6.01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    --          $    --       $    --    $    --     $    --
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.08%(c),(d)     1.18%(c)      1.17%      1.18%       1.17%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        2.84%(d)         2.60%         2.83%      2.69%       3.29%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  31%              73%           92%       117%         51%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                          2.06%(f)        (1.00%)       10.86%     13.54%       6.72%
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22% for the six months ended April 30, 2006 and 1.20% for the year ended Oct. 31, 2005.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 39
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
40 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                               BEGINNING              ENDING             EXPENSES
                                             ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING       ANNUALIZED
                                              NOV. 1, 2005        APRIL 30, 2006      THE PERIOD(a)    EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000            $1,020.30           $6.19(c)          1.25%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,018.39           $6.19(c)          1.25%
---------------------------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000            $1,016.30           $9.99(c)          2.02%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,014.61           $9.98(c)          2.02%
---------------------------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000            $1,015.50           $9.98(c)          2.02%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,014.61           $9.98(c)          2.02%
---------------------------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000            $1,021.60           $4.51(c)           .91%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,020.06           $4.51(c)           .91%
---------------------------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000            $1,020.60           $5.35(c)          1.08%
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,019.22           $5.35(c)          1.08%
---------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2006: +2.03% for Class A, +1.63% for Class B, +1.55% for Class C, +2.16% for Class I and +2.06% for Class Y.

(c) Effective as of March 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.25% for Class A; 2.02% for Class B; 2.02% for Class C; 0.90% for Class I and 1.08% for Class Y of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If these changes had been in place for the entire six-month period ended April 30, 2006, the actual expenses paid would have been $6.19 for Class A, $9.99 for Class B, $9.98 for Class C, $4.36 for Class I and $5.35 for Class Y; the hypothetical expenses paid would have been $6.19 for Class A, $9.98 for Class B, $9.98 for Class C, $4.36 for Class I and $5.35 for Class Y.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 41
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.


--------------------------------------------------------------------------------
42 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                      RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 43
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                         AFFIRMATIVE                WITHHOLD
--------------------------------------------------------------------------------
 Kathleen Blatz                         438,823,691.59           10,815,213.14
--------------------------------------------------------------------------------
 Arne H. Carlson                        437,585,032.07           12,053,872.66
--------------------------------------------------------------------------------
 Patricia M. Flynn                      439,172,288.09           10,466,616.64
--------------------------------------------------------------------------------
 Anne P. Jones                          437,934,038.27           11,704,866.46
--------------------------------------------------------------------------------
 Jeffrey Laikind                        438,148,818.62           11,490,086.11
--------------------------------------------------------------------------------
 Stephen R. Lewis, Jr.                  439,054,967.34           10,583,937.39
--------------------------------------------------------------------------------
 Catherine James Paglia                 439,010,923.36           10,627,981.37
--------------------------------------------------------------------------------
 Vikki L. Pryor                         439,044,318.14           10,594,586.59
--------------------------------------------------------------------------------
 Alan K. Simpson                        437,309,081.45           12,329,823.28
--------------------------------------------------------------------------------
 Alison Taunton-Rigby                   439,188,909.88           10,449,994.85
--------------------------------------------------------------------------------
 William F. Truscott                    438,857,333.57           10,781,571.16
--------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

       AFFIRMATIVE          AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     430,020,947.94      11,498,654.09      7,971,170.94        148,131.76
--------------------------------------------------------------------------------


APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

      AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     431,614,747.42      9,018,314.53       8,857,711.02        148,131.76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44 o RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

TEN PERCENT LIMITATION IN SINGLE ISSUER

           AFFIRMATIVE          AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
         430,833,604.32      10,478,494.76     8,178,673.89        148,131.76
--------------------------------------------------------------------------------

LENDING

           AFFIRMATIVE          AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
         427,762,090.30      13,343,673.08     8,385,009.59        148,131.76
--------------------------------------------------------------------------------

BORROWING

           AFFIRMATIVE          AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
         429,274,922.03      12,229,760.84     7,986,090.10        148,131.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL BOND FUND o 2006 SEMIANNUAL REPORT o 45
--------------------------------------------------------------------------------

RIVERSOURCE(SM) GLOBAL BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource Funds are
RIVERSOURCE [LOGO](SM)   managed by RiverSource Investments, LLC and distributed
        INVESTMENTS      by Ameriprise Financial Services, Inc., Member NASD.
                         Both companies are part of Ameriprise Financial, Inc.

                                                                 S-6339-V (6/06)

--------------------------------------------------------------------------------

      Semiannual Report

                                                       RIVERSOURCE [LOGO] SM
                                                               Investments


      RIVERSOURCE SM
      GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

      SEMIANNUAL REPORT FOR THE
      PERIOD ENDED APRIL 30, 2006


    > RIVERSOURCE GLOBAL EQUITY FUND
      SEEKS TO PROVIDE SHAREHOLDERS
      WITH LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot..................................................................2

Performance Summary............................................................3

Questions & Answers with Portfolio Management..................................5

Investments in Securities......................................................8

Financial Statements..........................................................13

Notes to Financial Statements.................................................16

Fund Expenses Example.........................................................27

Approval of Investment Management Services Agreement..........................29

Proxy Voting..................................................................29

Results of Meeting of Shareholders............................................30

                              DALBAR [LOGO] RATED
                                      2006
                               FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 1
--------------------------------------------------------------------------------

FUND SNAPSHOT AT APRIL 30, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                             <
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS              SINCE            YEARS IN INDUSTRY
Dominic Rossi                   10/03                   19
Stephen Thornber                10/03                   18

--------------------------------------------------------------------------------
FUND OBJECTIVE                                                                 <
--------------------------------------------------------------------------------

For investors seeking long-term capital growth.

Inception dates by class
A: 5/29/90    B: 3/20/95    C: 6/26/00    Y: 3/20/95

Ticker symbols by class
A: IGLGX      B: IDGBX      C: --         Y: IDGYX

Total net assets                             $733.2 million

Number of holdings                                      127

--------------------------------------------------------------------------------
STYLE MATRIX                                                                   <
--------------------------------------------------------------------------------

                STYLE
--------------------------------------
VALUE    BLEND    GROWTH
--------------------------------------
                          LARGE
--------------------------------------
                          MEDIUM  SIZE
--------------------------------------
                          SMALL
--------------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
COUNTRY COMPOSITION                                                            <
--------------------------------------------------------------------------------

Percentage of portfolio assets

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United States                        38.1%
Japan                                16.6%
United Kingdom                        5.6%
Switzerland                           5.1%
Cash & Short-Term Securities*         4.5%
France                                4.1%
Germany                               3.9%
South Korea                           3.7%
South Africa                          3.0%
Hong Kong                             2.8%
Netherlands                           2.1%
Australia                             2.0%
Norway                                1.6%
Bermuda                               1.4%
Taiwan                                1.3%
Greece                                1.1%
Other**                               3.1%

 * Of the 4.5%, 3.8% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

**    Includes Brazil, Canada, Mexico, Spain and Sweden.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                               <
--------------------------------------------------------------------------------

Percentage of portfolio assets

Mitsubishi UFJ Financial Group (Japan)                                      1.9%
--------------------------------------------------------------------------------
T&D Holdings (Japan)                                                        1.8
--------------------------------------------------------------------------------
UBS (Switzerland)                                                           1.6
--------------------------------------------------------------------------------
Valero Energy (United States)                                               1.5
--------------------------------------------------------------------------------
Caterpillar (United States)                                                 1.5
--------------------------------------------------------------------------------
Mizuho Financial Group (Japan)                                              1.5
--------------------------------------------------------------------------------
WellPoint (United States)                                                   1.4
--------------------------------------------------------------------------------
E*TRADE Financial (United States)                                           1.4
--------------------------------------------------------------------------------
Mirant (United States)                                                      1.3
--------------------------------------------------------------------------------
DR Horton (United States)                                                   1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political changes.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
2 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                  For the six-month period ended April 30, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Global Equity Fund
Class A (excluding sales charge)                 +19.40%

Morgan Stanley Capital International (MSCI)
All Country World Index(1) (unmanaged)           +17.64%

Lipper Global Funds Index(2)                     +17.02%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                   <
--------------------------------------------------------------------------------

                          CLASS A                 CLASS B                   CLASS C            CLASS Y
(INCEPTION DATES)        (5/29/90)               (3/20/95)                 (6/26/00)          (3/20/95)
                      NAV(1)    POP(2)     NAV(1)   AFTER CDSC(3)    NAV(1)   AFTER CDSC(4)     NAV(5)
AT APRIL 30, 2006
--------------------------------------------------------------------------------------------------------
6 months*             +19.40%   +12.54%    +18.88%     +13.88%       +18.84%     +17.84%       +19.50%
--------------------------------------------------------------------------------------------------------
1 year                +35.49%   +27.70%    +34.42%     +29.42%       +34.47%     +33.47%       +35.68%
--------------------------------------------------------------------------------------------------------
3 years               +23.34%   +20.93%    +22.42%     +21.52%       +22.40%     +22.40%       +23.63%
-------------------------------------------------------------------------------------------------------
5 years                +4.81%    +3.57%     +3.98%      +3.64%        +3.99%      +3.99%        +4.99%
--------------------------------------------------------------------------------------------------------
10 years               +4.98%    +4.36%     +4.18%      +4.18%          N/A         N/A         +5.16%
--------------------------------------------------------------------------------------------------------
Since inception        +6.23%    +5.84%     +6.08%      +6.08%        -1.99%      -1.99%        +7.08%
--------------------------------------------------------------------------------------------------------
AT MARCH 31, 2006
--------------------------------------------------------------------------------------------------------
6 months*             +12.26%    +5.81%    +11.86%      +6.86%       +11.81%     +10.81%       +12.42%
--------------------------------------------------------------------------------------------------------
1 year                +27.98%   +20.62%    +27.15%     +22.15%       +26.97%     +25.97%       +28.45%
--------------------------------------------------------------------------------------------------------
3 years               +24.99%   +22.55%    +24.13%     +23.26%       +24.05%     +24.05%       +25.29%
--------------------------------------------------------------------------------------------------------
5 years                +6.03%    +4.78%     +5.20%      +4.87%        +5.18%      +5.18%        +6.26%
--------------------------------------------------------------------------------------------------------
10 years               +5.22%    +4.60%     +4.42%      +4.42%          N/A         N/A         +5.41%
--------------------------------------------------------------------------------------------------------
Since inception        +6.07%    +5.67%     +5.85%      +5.85%        -2.54%      -2.54%        +6.85%
--------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

 *    Not annualized.


--------------------------------------------------------------------------------
4 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, RiverSource Global Equity Fund portfolio managers Dominic Rossi and Stephen Thornber of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended April 30, 2006. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Global Equity Fund perform for the six months ended April 30, 2006?

A: The Fund gained 19.40% (Class A shares excluding sales charge) for the six-month period ended April 30, 2006. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 17.64% for the period. The Lipper Global Funds Index, representing the Fund's peer group, rose 17.02% over the same time frame.

Q:    What factors most significantly affected performance?

A: Strong stock selection was the driving force behind the Fund's outperformance over the six-month period. While favorable asset and sector allocation also typically play key roles in the performance mix, they took a distant second and third to stock selection during this reporting period.

      Commodities were a strong theme that we followed throughout the period. We believe that we are in a long-term bull market in commodities. We remain positive on the energy sector's fundamentals and believe that high oil prices will continue. Many of our energy-related holdings are in higher beta (i.e., higher volatility) companies such as refiner Valero Energy, oil services company Weatherford Intl and natural gas companies Ultra Petroleum and EOG Resources, all U.S. companies. Also in the U.S., Arch Coal, the country's second-largest coal producer, benefited from high prices. We have some exposure to some major, well-known companies, such as BP (U.K.) and Occidental Petroleum (U.S.), but we feel that the higher beta companies in which we invest give the desired exposure to the energy sector. At the end of April, approximately 8.2% of the Fund was invested in the energy sector.

      Strong commodity prices were also evident in mining stocks, such as Cia Vale do Rio Doce (Brazil), BHP Billiton (U.K.) and Zinifex (Australia) all helped boost performance over the period.

      Stocks from various sectors have done well over the period. Some notable mentions go to U.S. commercial real estate manager CB Richard Ellis; Standard Chartered, a U.K. listed bank that generates a significant proportion of its earnings in emerging markets in Asia;


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> WE EXPECT THE CONSTRUCTION-RELATED STOCKS TO
  OUTPERFORM WHEN THE COMMODITY-RELATED STOCKS DON'T.

      Kookmin Bank and Shinhan Financial Group, both commercial banks in South Korea, benefited from the strength of the consumer, a theme that we believe will continue in the months to come. Also in South Korea, Posco, one of the world's largest steelmakers, continued to benefit from surging global demand for steel. Japanese brokers Nomura Holdings and Tokai Tokyo Securities were among the noteworthy companies that helped boost performance for the period.

      We had some detractors from performance, as well. The health care sector suffered over the period, largely because many companies simply did not achieve the level of growth that the market had expected. Medical technology company St. Jude Medical is one example. We have owned the stock for long time, and it hurt the Fund's performance when it disappointed with less than expected earnings. In other sectors, Australia's Newcrest Mining detracted value after missing its profit target and being downgraded by the market. U.S. homebuilders DR Horton and Centex had difficulty early in 2006 due to a rotational market. We see these residential construction stocks as "hedges" to our commodity exposure. We expect the construction-related stocks to outperform when the commodity-related stocks don't. Despite less than distinguished performance, we believe that these stocks hold value and kept them in the Fund.

Q:    What changes did you make to the Fund during the six-month period?

A: In January 2006, markets were close to an all-time high. The next month, however, markets sold off, and we took the opportunity to restructure the Fund to make it less vulnerable to some negative forces that periodically affect the markets. We reduced our exposure to commodities and reinvested the proceeds in stocks with more stable performance. In particular, we added various large-cap U.S. stocks that were attractively valued, several of which are discussed in the question above.

      Over the period, we have increased our exposure to industrials and added stocks such as U.S. heavy equipment companies Caterpillar, Ingersoll-Rand and Schneider Electric. These companies complement our belief that there is a bull market in commodities. We bought back French car maker Renault, which we sold in December.


--------------------------------------------------------------------------------
6 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> HIGH ENERGY PRICES HAVE TO YET TO SLOW THE GLOBAL
  ECONOMY, WHICH CONTINUES TO PERFORM ROBUSTLY WHILE
  EARNINGS ARE ALSO GROWING AT A VERY HEALTHY PACE.

      On the flip side, we reduced our position in information technology. We took profits on (i.e., sold) internet engine Google, computer chip manufacturer Intel and computer manufacturer Dell and fortunately avoided losses that these stocks experienced later in the period. We also reduced our stake in Microsoft. We also sold our positions in U.S. pharmaceutical firm, ViroPharma, which fell sharply after news emerged of a generic competitive threat.

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: We believe the Fund's current positioning has worked well over the past six months. As needed we made changes to the allocation, sectors and stocks. We shall continue to do so, but at this time, see no need for a major restructuring.

      Supply and demand will continue to influence markets. With commodities, such as oil and iron ore in strong demand -- and showing no signs of slowing down -- we intend to continue the Fund's large positions in the energy and mining sectors. Also, companies benefiting from the strength of the consumer will continue to be important to the Fund.

      Japan's recovery continues to be another important theme within the Fund. The rebound that took place in Japan's market during March 2006 had a very positive impact on the Fund. Japanese stocks hit five-year highs during the month as a result of economic data indicating that the recovery was strengthening and the era of deflation is coming to an end. We think the Japanese market will experience upgrades through the year and that the market, although frustrating at times, will -- in the end -- deliver solid sustainable performance.

      Looking forward, we believe the outlook for global equities remains positive. We believe equities are cheap both in historical terms and in comparison to bonds but recognize there are some concerns over the direction of interest rates. High energy prices have to yet to slow the global economy, which continues to perform robustly while earnings are also growing at a very healthy pace.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 7
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Global Equity Fund

APRIL 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)(C)
--------------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE(A)
AUSTRALIA (2.1%)

BIOTECHNOLOGY (0.6%)
CSL                                                   94,422      $   4,138,959
--------------------------------------------------------------------------------

METALS & MINING (1.5%)
Newcrest Mining                                      290,309          5,028,489
Zinifex                                              778,892          6,124,347
                                                                  --------------
Total                                                                11,152,836
--------------------------------------------------------------------------------

BERMUDA (1.4%)

INSURANCE (0.7%)
PartnerRe                                             79,870          4,995,869
--------------------------------------------------------------------------------

MACHINERY (0.7%)
Ingersoll-Rand Cl A                                  121,651          5,322,231
--------------------------------------------------------------------------------

BRAZIL (0.8%)

METALS & MINING
Cia Vale do Rio Doce ADR                             125,948          5,602,167
--------------------------------------------------------------------------------

CANADA (0.9%)

ELECTRICAL EQUIPMENT (0.5%)
Harbin Power Equipment Cl H                        3,790,000          3,446,388
--------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Canadian Pacific Railway                              56,927          3,025,101
--------------------------------------------------------------------------------

FRANCE (4.2%)

AUTOMOBILES (1.1%)
Renault                                               68,605          7,961,527
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.1%)
BNP Paribas                                           76,644          7,241,237
BNP Paribas-New                                        7,664(b)         699,434
                                                                  --------------
Total                                                                 7,940,671
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
ALSTOM                                                79,306(b)       7,182,626
Legrand                                                9,623(b)         281,612
Schneider Electric                                    64,922(e)       7,349,862
                                                                  --------------
Total                                                                14,814,100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE(A)
GERMANY (4.0%)

ELECTRIC UTILITIES (0.5%)
E.ON                                                  31,946(e)   $   3,889,839
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Fresenius Medical Care & Co                           76,289          9,152,524
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
RWE                                                   43,265          3,750,357
--------------------------------------------------------------------------------

SOFTWARE (1.0%)
SAP                                                   32,752          7,155,476
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Hypo Real Estate Holding                              72,670          5,080,126
--------------------------------------------------------------------------------

GREECE (1.1%)

CONSTRUCTION MATERIALS
TITAN Cement                                         163,240          8,302,328
--------------------------------------------------------------------------------

HONG KONG (2.9%)

REAL ESTATE (1.9%)
China Overseas Land & Investment                   5,294,000          3,380,064
Hang Lung Properties                               2,776,000          5,585,730
New World Development                              2,934,600          5,261,378
                                                                  --------------
Total                                                                14,227,172
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Esprit Holdings                                      872,500          6,966,135
--------------------------------------------------------------------------------

JAPAN (17.1%)

AUTOMOBILES (1.1%)
Honda Motor                                          110,700          7,866,166
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Nomura Holdings                                      410,900          9,293,522
Tokai Tokyo Securities                             1,140,000          7,960,474
                                                                  --------------
Total                                                                17,253,996
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
8 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE(A)
JAPAN (CONT.)

COMMERCIAL BANKS (3.9%)
Chiba Bank                                           453,000      $   4,102,266
Mitsubishi UFJ Financial Group                           899         14,134,476
Mizuho Financial Group                                 1,295         11,044,752
                                                                  --------------
Total                                                                29,281,494
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Hoya                                                 119,100          4,822,582
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Seven-I Holdings                                     112,900          4,373,202
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.8%)
Daito Trust Construction                             136,300          7,087,361
Daiwa House Industry                                 312,000          5,319,209
GOLDCREST                                             81,340          4,043,780
Sharp                                                293,000          5,144,550
                                                                  --------------
Total                                                                21,594,900
--------------------------------------------------------------------------------

INSURANCE (2.3%)
Nisshin Fire & Marine Insurance                      653,000          3,171,796
T&D Holdings                                         174,450         13,376,799
                                                                  --------------
Total                                                                16,548,595
--------------------------------------------------------------------------------

MACHINERY (1.1%)
AMADA                                                713,000          7,803,232
--------------------------------------------------------------------------------

REAL ESTATE (1.7%)
Mitsubishi Estate                                    221,000          4,833,465
Mitsui Fudosan                                       330,000          7,391,304
                                                                  --------------
Total                                                                12,224,769
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Kamigumi                                             477,000          3,804,269
--------------------------------------------------------------------------------

MEXICO (0.5%)

CONSTRUCTION MATERIALS
CEMEX ADR                                             56,202          3,794,759
--------------------------------------------------------------------------------

NETHERLANDS (2.2%)

DIVERSIFIED FINANCIAL SERVICES (1.0%)
ING Groep                                            184,072          7,490,398
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Royal Numico                                         189,274(b)       8,575,907
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE(A)
NORWAY (1.7%)

COMMERCIAL BANKS (1.0%)
DNB NOR                                              506,100(e)   $   7,036,139
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
TGS NOPEC Geophysical                                 79,400(b)       5,345,063
--------------------------------------------------------------------------------

SOUTH AFRICA (3.1%)

FOOD & STAPLES RETAILING (0.6%)
Massmart Holdings                                    485,061          4,758,753
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
Anglo American                                        90,675          3,860,825
AngloGold Ashanti                                    116,623          6,343,583
                                                                  --------------
Total                                                                10,204,408
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
Truworths Intl                                     1,593,133          7,708,494
--------------------------------------------------------------------------------

SOUTH KOREA (3.8%)

COMMERCIAL BANKS (1.5%)
Kookmin Bank                                          61,470          5,508,766
Shinhan Financial Group                              121,220          6,042,358
                                                                  --------------
Total                                                                11,551,124
--------------------------------------------------------------------------------

MACHINERY (0.6%)
Hyundai Heavy Inds                                    46,140          4,423,646
--------------------------------------------------------------------------------

METALS & MINING (1.2%)
POSCO                                                 31,631          8,822,731
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Samsung Electronics                                    5,000          3,414,996
--------------------------------------------------------------------------------

SPAIN (0.5%)

SPECIALTY RETAIL
Inditex                                               95,648          3,890,975
--------------------------------------------------------------------------------

SWEDEN (0.5%)

BUILDING PRODUCTS
ASSA ABLOY Cl B                                      183,600          3,562,306
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE(A)
SWITZERLAND (5.3%)

CAPITAL MARKETS (2.2%)
Credit Suisse Group                                   60,934(b)   $   3,827,414
UBS                                                  102,341(e)      12,130,404
                                                                  --------------
Total                                                                15,957,818
--------------------------------------------------------------------------------

CHEMICALS (0.7%)
Syngenta                                              36,038(b)       5,027,072
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Nobel Biocare Holding                                 11,707          2,893,239
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Novartis                                              97,760          5,608,470
Roche Holding                                         60,941          9,370,624
                                                                  --------------
Total                                                                14,979,094
--------------------------------------------------------------------------------

TAIWAN (1.3%)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                           1,700,000          3,629,154
Taiwan Semiconductor Mfg ADR                         552,043          5,785,410
                                                                  --------------
Total                                                                 9,414,564
--------------------------------------------------------------------------------

UNITED KINGDOM (5.8%)

CAPITAL MARKETS (0.4%)
3i Group                                             180,271          2,932,219
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Standard Chartered                                   143,220          3,802,514
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.1%)
British Energy Group                                 302,102(b)       3,646,845
Drax Group                                           284,544(b)       4,099,041
                                                                  --------------
Total                                                                 7,745,886
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Tesco                                              1,186,184          6,910,805
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
InterContinental Hotels Group                        208,584          3,678,012
--------------------------------------------------------------------------------

METALS & MINING (0.9%)
BHP Billiton                                         333,325          6,862,266
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
BP                                                   570,017          7,031,716
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Wolseley                                             135,518          3,392,917
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE(A)
UNITED STATES (39.2%)

AEROSPACE & DEFENSE (1.0%)
United Technologies                                  117,435      $   7,376,092
--------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                             58,701          2,463,094
PepsiCo                                               82,978          4,832,639
                                                                  --------------
Total                                                                 7,295,733
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.2%)
Amgen                                                 67,935(b)       4,599,200
Myogen                                               125,308(b)       4,142,682
                                                                  --------------
Total                                                                 8,741,882
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
E*TRADE Financial                                    410,762(b)      10,219,758
Goldman Sachs Group                                   23,250          3,726,743
Lehman Brothers Holdings                              23,472          3,547,793
                                                                  --------------
Total                                                                17,494,294
--------------------------------------------------------------------------------

CHEMICALS (--%)
Tronox Cl B                                            7,201(b)         124,580
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Bank of America                                      116,611          5,821,221
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems                                        249,609(b)       5,229,309
--------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                     131,833          7,093,934
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
CIT Group                                             65,572          3,541,544
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Weatherford Intl                                     112,580(b)       5,958,859
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Biomet                                                50,000          1,859,000
St. Jude Medical                                     167,569(b)       6,615,624
Thermo Electron                                      123,238(b)       4,749,593
                                                                  --------------
Total                                                                13,224,217
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.5%)
WellPoint                                            152,136(b)      10,801,656
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
Centex                                               107,528          5,978,557
DR Horton                                            320,766          9,629,395
                                                                  --------------
Total                                                                15,607,952
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE(A)
UNITED STATES (CONT.)

INSURANCE (0.7%)
Genworth Financial Cl A                              147,682      $   4,903,042
--------------------------------------------------------------------------------

MACHINERY (1.9%)
Caterpillar                                          147,158         11,145,748
Illinois Tool Works                                   29,352          3,014,450
                                                                  --------------
Total                                                                14,160,198
--------------------------------------------------------------------------------

MEDIA (1.7%)
Clear Channel Communications                          92,472          2,638,226
Comcast Cl A                                         151,139(b)       4,677,752
RH Donnelley                                          87,683          4,921,647
                                                                  --------------
Total                                                                12,237,625
--------------------------------------------------------------------------------

METALS & MINING (1.3%)
Arch Coal                                             96,571          9,173,279
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (1.3%)
Mirant                                               393,994(b)       9,676,493
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.8%)
EOG Resources                                         92,573          6,501,402
Kerr-McGee                                            35,713          3,566,300
Marathon Oil                                          86,080          6,831,309
Mariner Energy                                            --(b)               7
Occidental Petroleum                                  88,729          9,116,017
Ultra Petroleum                                       92,155(b)       5,894,234
Valero Energy                                        179,053         11,591,892
                                                                  --------------
Total                                                                43,501,161
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.5%)
Johnson & Johnson                                     85,087          4,986,949
Pfizer                                               354,745          8,985,691
Wyeth                                                102,010          4,964,827
                                                                  --------------
Total                                                                18,937,467
--------------------------------------------------------------------------------

REAL ESTATE (1.9%)
CB Richard Ellis Group Cl A                           89,988(b)       7,909,045
Jones Lang LaSalle                                    71,063          6,023,300
                                                                  --------------
Total                                                                13,932,345
--------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX                                                   20,062          1,374,046
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE(A)
UNITED STATES (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Freescale Semiconductor Cl A                         176,235(b)   $   5,572,551
--------------------------------------------------------------------------------

SOFTWARE (1.4%)
Adobe Systems                                        103,099          4,041,481
Microsoft                                            263,547          6,364,659
                                                                  --------------
Total                                                                10,406,140
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
Home Depot                                           239,380          9,558,443
Staples                                              185,068          4,887,646
                                                                  --------------
Total                                                                14,446,089
--------------------------------------------------------------------------------

TOBACCO (0.5%)
Altria Group                                          45,584          3,334,925
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
American Tower Cl A                                  278,418(b)       9,505,190
Leap Wireless Intl                                   175,067(b)       8,044,329
                                                                  --------------
Total                                                                17,549,519
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $597,318,717)                                              $ 721,220,985
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.6%)(F)
--------------------------------------------------------------------------------
                                                   AMOUNT
                                    EFFECTIVE    PAYABLE AT
ISSUER                                 RATE       MATURITY            VALUE(A)
COMMERCIAL PAPER
Alpine Securitization
     05-03-06                         4.76%     $ 15,000,000(d)   $  14,990,083
Barton Capital
     05-01-06                         4.83         8,800,000(d)       8,796,458
Societe Generale North America
     05-08-06                         4.81        10,000,000         9,986,667
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $33,777,705)                                               $  33,773,208
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $631,096,422)(g)                                           $ 754,994,193
================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B)   Non-income producing.

(C)   Foreign security values are stated in U.S. dollars.

(D) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $23,786,541or 3.2% of net assets.

(E) At April 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(F) Cash collateral received from security lending activity is invested in short-term securities and represents 3.9% of net assets. See Note 5 to the financial statements. 0.7% of net assets is the Fund's cash equivalent position.

(G) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $631,096,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 129,556,000
      Unrealized depreciation                                        (5,658,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                 $ 123,898,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
12 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Global Equity Fund

APRIL 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
     (identified cost $631,096,422)                                                                 $   754,994,193
Cash in bank on demand deposit                                                                              607,963
Foreign currency holdings (identified cost $6,203,115) (Note 1)                                           6,260,256
Capital shares receivable                                                                                   335,086
Dividends and accrued interest receivable                                                                 2,170,000
Receivable for investment securities sold                                                                   601,695
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            764,969,193
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Capital shares payable                                                                                       26,645
Payable for investment securities purchased                                                               3,138,368
Payable upon return of securities loaned (Note 5)                                                        28,424,000
Accrued investment management services fee                                                                   15,587
Accrued distribution fee                                                                                      7,780
Accrued service fee                                                                                              25
Accrued transfer agency fee                                                                                   1,786
Accrued administrative services fee                                                                           1,576
Other accrued expenses                                                                                      134,722
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                        31,750,489
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                  $   733,218,704
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
--------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                            $       998,873
Additional paid-in capital                                                                            1,113,638,633
Excess of distributions over net investment income                                                       (2,969,798)
Accumulated net realized gain (loss) (Note 7)                                                          (502,491,062)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                 124,042,058
--------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                            $   733,218,704
====================================================================================================================
Net assets applicable to outstanding shares:                     Class A                            $   586,787,361
                                                                 Class B                            $   132,640,551
                                                                 Class C                            $     4,481,927
                                                                 Class Y                            $     9,308,865
Net asset value per share of outstanding capital stock:          Class A shares        79,036,182   $          7.42
                                                                 Class B shares        18,963,445   $          6.99
                                                                 Class C shares           644,986   $          6.95
                                                                 Class Y shares         1,242,707   $          7.49
-------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                   $    27,303,080
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 13
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Global Equity Fund

                                                                  PERIOD FROM
                                                                NOV. 1, 2005 TO     PERIOD FROM          TOTAL
                                                                 NOV. 7, 2005     NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                                  (UNAUDITED)     APRIL 30, 2006    APRIL 30, 2006
                                                                   (NOTE 1)         (UNAUDITED)       (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                       $      153,641    $     4,987,242   $     5,140,883
Interest                                                                16,507            154,400           170,907
Fee income from securities lending (Note 5)                                 --             63,925            63,925
     Less foreign taxes withheld                                            --           (349,965)         (349,965)
--------------------------------------------------------------------------------------------------------------------
Total income                                                           170,148          4,855,602         5,025,750
--------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                     136,210          2,662,355         2,798,565
Distribution fee
     Class A                                                            21,737            617,020           638,757
     Class B                                                            19,844            563,531           583,375
     Class C                                                               455             16,116            16,571
Transfer agency fee                                                     26,649            677,812           704,461
Incremental transfer agency fee
     Class A                                                             2,149             54,717            56,866
     Class B                                                               964             24,887            25,851
     Class C                                                                18                570               588
Service fee -- Class Y                                                     124              3,670             3,794
Administrative services fees and expenses                                8,774            249,260           258,034
Compensation of board members                                               --              5,492             5,492
Custodian fees                                                           4,068             99,975           104,043
Printing and postage                                                     3,850             94,600            98,450
Registration fees                                                        1,050             47,648            48,698
Audit fees                                                                 805             19,195            20,000
Other                                                                      391              6,739             7,130
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                         227,088          5,143,587         5,370,675
     Earnings credits on cash balances (Note 2)                           (399)           (20,072)          (20,471)
--------------------------------------------------------------------------------------------------------------------
Total net expenses                                                     226,689          5,123,515         5,350,204
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                        (56,541)          (267,913)         (324,454)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
     Security transactions (Note 3)                                    683,779         62,344,029        63,027,808
     Foreign currency transactions                                      34,579            (10,068)           24,511
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                718,358         62,333,961        63,052,319
Net change in unrealized appreciation (depreciation)
     on investments and on translation of
     assets and liabilities in foreign currencies                    9,265,917         41,534,761        50,800,678
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                9,984,275        103,868,722       113,852,997
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                                  $    9,927,734    $   103,600,809   $   113,528,543
====================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Global Equity Fund

                                                                           APRIL 30, 2006
                                                                          SIX MONTHS ENDED     OCT. 31, 2005
                                                                            (UNAUDITED)         YEAR ENDED
--------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $       (324,454)   $       885,873
Net realized gain (loss) on investments                                         63,052,319         66,693,054
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies         50,800,678         30,979,613
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                113,528,543         98,558,540
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
     Net Investment income
           Class A                                                              (1,240,349)        (2,338,575)
           Class C                                                                    (817)            (2,880)
           Class Y                                                                 (25,142)           (38,052)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                             (1,266,308)        (2,379,507)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
--------------------------------------------------------------------------------------------------------------
Proceeds from sales
     Class A shares (Note 2)                                                   102,265,064        104,040,955
     Class B shares                                                             25,216,629         24,780,371
     Class C shares                                                              1,798,131          1,498,251
     Class Y shares                                                              1,988,881          1,968,825
Reinvestment of distributions at net asset value
     Class A shares                                                              1,230,859          2,297,175
     Class C shares                                                                    850              2,823
     Class Y shares                                                                 25,269             38,052
Payments for redemptions
     Class A shares                                                            (52,898,504)       (99,120,333)
     Class B shares (Note 2)                                                   (14,760,010)       (47,049,861)
     Class C shares (Note 2)                                                      (222,165)          (408,707)
     Class Y shares                                                               (419,198)        (1,162,458)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               64,225,806        (13,114,907)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        176,488,041         83,064,126
Net assets at beginning of period                                              556,730,663        473,666,537
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $    733,218,704    $   556,730,663
==============================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 15
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Global Equity Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the World Growth Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

--------------------------------------------------------------------------------
Dividends                                                             $153,641
--------------------------------------------------------------------------------
Interest income                                                       $ 16,507
--------------------------------------------------------------------------------
Investment management services fee                                    $136,210
--------------------------------------------------------------------------------
Custodian fees                                                        $  4,024
--------------------------------------------------------------------------------
Audit fees                                                            $    630
--------------------------------------------------------------------------------
Other                                                                 $    321
--------------------------------------------------------------------------------
Earnings credits on cash balances                                     $    (24)
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.


--------------------------------------------------------------------------------
16 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 17
--------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
18 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Nov. 8, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, World Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Nov. 8, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment increased the fee by $51,279 and from the period from Nov. 8, 2005 to April 30, 2006, the adjustment increased the fee by $260,736.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT o 19
--------------------------------------------------------------------------------

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $757,365 for Class A, $35,140 for Class B and $113 for Class C for the six months ended April 30, 2006.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $399 as a result of earnings credits from overnight cash balances. During the period from Nov. 8, 2005 to April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $20,072 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,242,385 and $2,768,723, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $455,498,980 and $391,672,116,
respectively, for the period from Nov. 8, 2005 to April 30, 2006. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
20 o RIVERSOURCE GLOBAL EQUITY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         SIX MONTHS ENDED APRIL 30, 2006
                                             CLASS A         CLASS B          CLASS C         CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                        14,995,011       3,916,960         280,218         286,718
Issued for reinvested distributions            183,985              --             135           3,743
Redeemed                                    (7,719,006)     (2,270,266)        (34,682)        (61,317)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                      7,459,990       1,646,694         245,671         229,144
-------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCT. 31, 2005
                                             CLASS A         CLASS B          CLASS C         CLASS Y
-------------------------------------------------------------------------------------------------------
Sold                                        17,716,088       4,520,559         276,626         343,576
Issued for reinvested distributions            417,668              --             544           6,869
Redeemed                                   (17,262,949)     (8,504,166)        (75,366)       (199,031)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                        870,807      (3,983,607)        201,804         151,414
-------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At April 30, 2006, securities valued at $27,303,080 were on loan to brokers. For collateral, the Fund received $28,424,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $63,925 for six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $565,449,466 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                  2009                2010                2011
    -------------------------------------------------------------------------
              $391,304,630        $143,634,885         $30,509,951
    -------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  21
--------------------------------------------------------------------------------

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
22  o  RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                           2006(f)      2005      2004      2003       2002
Net asset value, beginning of period                                 $ 6.23       $ 5.16    $ 4.62    $ 3.92    $  4.69
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             --          .02        --       .01         --
Net gains (losses) (both realized and unrealized)                      1.21         1.08       .54       .69       (.77)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.21         1.10       .54       .70       (.77)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                  (.02)        (.03)       --        --         --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.42       $ 6.23    $ 5.16    $ 4.62    $  3.92
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $  587       $  446    $  364    $  366    $   406
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.54%(c)     1.57%     1.41%     1.50%      1.39%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .04%(c)      .33%      .07%      .26%       .01%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                61%          93%      104%      132%       123%
-------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       19.40%(e)    21.48%    11.72%    17.86%    (16.42%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  23
--------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                           2006(f)      2005      2004      2003       2002
Net asset value, beginning of period                                 $ 5.88       $ 4.87    $ 4.40    $ 3.76    $  4.53
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.02)        (.02)     (.03)     (.03)      (.04)
Net gains (losses) (both realized and unrealized)                      1.13         1.03       .50       .67       (.73)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.11         1.01       .47       .64       (.77)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.99       $ 5.88    $ 4.87    $ 4.40    $  3.76
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $  133       $  102    $  104    $  142    $   173
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.31%(c)     2.34%     2.18%     2.27%      2.16%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.74%)(c)   (.41%)     (.66%)    (.52%)     (.77%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                61%          93%      104%      132%       123%
-------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       18.88%(e)    20.74%    10.68%    17.02%    (17.00%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
24  o  RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                           2006(f)      2005      2004      2003       2002
Net asset value, beginning of period                                 $ 5.85       $ 4.85    $ 4.38    $ 3.75    $  4.52
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.02)        (.02)     (.02)     (.03)      (.04)
Net gains (losses) (both realized and unrealized)                      1.12         1.03       .49       .66       (.73)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.10         1.01       .47       .63       (.77)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                    --         (.01)       --        --         --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.95       $ 5.85    $ 4.85    $ 4.38    $  3.75
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $    4       $    2    $    1    $    1    $     1
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.30%(c)     2.33%     2.19%     2.29%      2.19%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.66%)(c)   (.53%)     (.69%)    (.52%)     (.78%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                61%          93%      104%      132%       123%
-------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       18.84%(e)    20.89%    10.73%    16.80%    (17.04%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  25
--------------------------------------------------------------------------------

CLASS Y
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                           2006(f)      2005      2004      2003       2002
Net asset value, beginning of period                                 $ 6.29       $ 5.20    $ 4.65    $ 3.94    $  4.70
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01          .04       .01       .02        .01
Net gains (losses) (both realized and unrealized)                      1.21         1.09       .54       .69       (.77)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.22         1.13       .55       .71       (.76)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                  (.02)        (.04)       --        --         --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.49       $ 6.29    $ 5.20    $ 4.65    $  3.94
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $    9       $    6    $    4    $    5    $     8
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.35%(c)     1.38%     1.23%     1.30%      1.21%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .26%(c)      .49%      .25%      .43%       .18%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                61%          93%      104%      132%       123%
-------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       19.50%(e)    21.90%    11.88%    18.02%    (16.17%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
26  o  RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  27
--------------------------------------------------------------------------------

                                             BEGINNING         ENDING         EXPENSES
                                           ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                           NOV. 1, 2005    APRIL 30, 2006   THE PERIOD(a)   EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------
  Actual(b)                                   $1,000         $1,194.00         $ 8.28           1.54%
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000         $1,016.97         $ 7.62           1.54%
-----------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------
  Actual(b)                                   $1,000         $1,188.80         $12.40           2.31%
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000         $1,013.19         $11.40           2.31%
-----------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------
  Actual(b)                                   $1,000         $1,188.40         $12.34           2.30%
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000         $1,013.24         $11.35           2.30%
-----------------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------------
  Actual(b)                                   $1,000         $1,195.00         $ 7.27           1.35%
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000         $1,017.90         $ 6.68           1.35%
-----------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended April 30, 2006:
      +19.40% for Class A, +18.88% for Class B, +18.84% for Class C and +19.50% for Class Y.


--------------------------------------------------------------------------------
28  o  RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Threadneedle International Limited and the investment manger, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  29
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                       AFFIRMATIVE               WITHHOLD
------------------------------------------------------------------------------
   Kathleen Blatz                     432,528,927.03          15,265,356.99
------------------------------------------------------------------------------
   Arne H. Carlson                    431,508,807.28          16,285,476.74
------------------------------------------------------------------------------
   Patricia M. Flynn                  432,828,130.70          14,966,153.32
------------------------------------------------------------------------------
   Anne P. Jones                      432,426,670.65          15,367,613.37
------------------------------------------------------------------------------
   Jeffrey Laikind                    432,515,182.91          15,279,101.11
------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.              432,878,070.43          14,916,213.59
------------------------------------------------------------------------------
   Catherine James Paglia             432,952,951.51          14,841,332.51
------------------------------------------------------------------------------
   Vikki L. Pryor                     433,246,512.97          14,547,771.05
------------------------------------------------------------------------------
   Alan K. Simpson                    430,940,047.35          16,854,236.67
------------------------------------------------------------------------------
   Alison Taunton-Rigby               433,084,025.05          14,710,258.97
------------------------------------------------------------------------------
   William F. Truscott                433,042,838.68          14,751,445.34
------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     424,842,117.53       13,015,115.54     9,846,771.14        90,279.81
--------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     427,402,508.12       9,907,473.09      10,394,023.00       90,279.81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  o  RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE INTERNATIONAL LIMITED

     AFFIRMATIVE            AGAINST            ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     427,135,306.34       10,560,563.50     10,008,134.37       90,279.81
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     427,291,767.27       10,388,571.80     10,023,665.14       90,279.81
--------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     425,971,176.19       11,537,913.00     10,194,915.02       90,279.81
--------------------------------------------------------------------------------

LENDING

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     424,924,497.10       13,086,348.67     9,693,158.44        90,279.81
--------------------------------------------------------------------------------

BORROWING

      AFFIRMATIVE            AGAINST           ABSTAIN       BROKER NON-VOTES
--------------------------------------------------------------------------------
     425,718,610.65       12,657,150.53     9,328,243.03        90,279.81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL EQUITY FUND  o  2006 SEMIANNUAL REPORT  o  31
--------------------------------------------------------------------------------

RIVERSOURCE SM GLOBAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
                        by RiverSource Investments, LLC and distributed by
                        Ameriprise Financial Services, Inc., Member NASD. Both
RIVERSOURCE [LOGO] SM   companies are part of Ameriprise Financial, Inc.
        Investments

                                                                 S-6451 U (6/06)

Semiannual Report

                                                           RIVERSOURCE [LOGO] SM
                                                                  INVESTMENTS


RIVERSOURCE SM
GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

    SEMIANNUAL REPORT FOR THE
    PERIOD ENDED APRIL 30, 2006

>   RIVERSOURCE GLOBAL TECHNOLOGY FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .............................................................    2

Performance Summary .......................................................    3

Questions & Answers
   with Portfolio Management ..............................................    5

Investments in Securities .................................................    9

Financial Statements ......................................................   12

Notes to Financial Statements .............................................   15

Fund Expenses Example .....................................................   28

Approval of Investment Management
   Services Agreement .....................................................   30

Proxy Voting ..............................................................   30

Results of Meeting of Shareholders ........................................   31

                               DALBAR [LOGO] RATED
                                      2006
                                FOR COMMUNICATION

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
                 RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 1
--------------------------------------------------------------------------------

FUND SNAPSHOT

                                AT APRIL 30, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                            <
--------------------------------------------------------------------------------

PORTFOLIO MANAGER               SINCE           YEARS IN INDUSTRY
Nina Hughes                     6/02                    7

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

For investors seeking long-term capital growth.

Inception dates by class

A: 11/13/96     B: 11/13/96     C: 6/26/00      I: 7/15/04      Y: 11/13/96

Ticker symbols by class

A: AXIAX        B: INVBX        C: AXICX        I: --           Y: --

Total net assets                                $179.6 million

Number of holdings                                         73

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

---------------------------------
         STYLE

VALUE    BLEND    GROWTH
---------------------------------
                          LARGE
---------------------------------
                          MEDIUM  SIZE
---------------------------------
                          SMALL
---------------------------------

Shading within the style matrix indicates areas in which the Fund generally invests.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS                                                              <
--------------------------------------------------------------------------------

Percentage of portfolio assets

Cisco Systems (Communications Equipment)                                    4.2%
--------------------------------------------------------------------------------
Samsung Electronics
(Semiconductors & Semiconductor Equipment)                                  4.0
--------------------------------------------------------------------------------
Freescale Semiconductor Cl A
(Semiconductors & Semiconductor Equipment)                                  3.6
--------------------------------------------------------------------------------
Integrated Device Technology
(Semiconductors & Semiconductor Equipment)                                  3.4
--------------------------------------------------------------------------------
Sprint Nextel
(Diversified Telecommunication Services)                                    3.2
--------------------------------------------------------------------------------
Adobe Systems (Software)                                                    3.0
--------------------------------------------------------------------------------
Analog Devices
(Semiconductors & Semiconductor Equipment)                                  2.5
--------------------------------------------------------------------------------
Microsoft (Software)                                                        2.5
--------------------------------------------------------------------------------
Hewlett-Packard (Computers & Peripherals)                                   2.4
--------------------------------------------------------------------------------
Juniper Networks (Communications Equipment)                                 2.2
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products involve risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the fund's prospectus for specific risks associated with the Fund.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
2 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

RiverSource Global Technology Fund Class A (excluding sales charge)      +17.09%

GSTI(R) Composite Index(1) (unmanaged)                                   +13.22%

Lipper Science and Technology Funds Index(2)                              +8.64%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75%% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
SECTOR COMPOSITION*                                                            <
--------------------------------------------------------------------------------

Percentage of portfolio assets at April 30, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology             82.2%
Telecommunication Services          7.6%
Consumer Discretionary              5.2%
Short-Term Securities**             3.5%
Industrials                         1.2%
Materials                           0.3%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing.

** Of the 3.5%,1.1% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         CLASS A             CLASS B            CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)       (11/13/96)          (11/13/96)         (6/26/00)       (7/15/04)  (11/13/96)
                                                  AFTER               AFTER
                     NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)      NAV(5)

AT APRIL 30, 2006
----------------------------------------------------------------------------------------------------
6 months*           +17.09%   +10.37%   +16.09%   +11.09%   +16.67%   +15.67%   +17.41%     +17.00%
----------------------------------------------------------------------------------------------------
1 year              +33.14%   +25.47%   +32.03%   +27.03%   +31.82%   +30.82%   +34.09%     +32.95%
----------------------------------------------------------------------------------------------------
3 years             +23.73%   +21.32%   +22.83%   +21.94%   +23.03%   +23.03%       N/A     +23.91%
----------------------------------------------------------------------------------------------------
5 years              -0.84%    -2.00%    -1.69%    -2.09%    -1.60%    -1.60%       N/A      -0.75%
----------------------------------------------------------------------------------------------------
Since inception      +5.53%    +4.87%    +4.69%    +4.69%   -14.44%   -14.44%   +20.09%      +5.57%
----------------------------------------------------------------------------------------------------
AT MARCH 31, 2006
----------------------------------------------------------------------------------------------------
6 months*           +13.30%    +6.78%   +12.99%    +7.99%   +13.56%   +12.56%   +13.66%     +13.73%
----------------------------------------------------------------------------------------------------
1 year              +26.37%   +19.11%   +25.79%   +20.79%   +26.42%   +25.42%   +27.32%     +27.47%
----------------------------------------------------------------------------------------------------
3 years             +27.49%   +24.99%   +26.41%   +25.57%   +26.63%   +26.63%       N/A     +27.86%
----------------------------------------------------------------------------------------------------
5 years              +2.43%    +1.23%    +1.57%    +1.19%    +1.78%    +1.78%       N/A      +2.61%
----------------------------------------------------------------------------------------------------
Since inception      +5.43%    +4.77%    +4.62%    +4.62%   -14.78%   -14.78%   +20.25%      +5.53%
----------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

 *    Not annualized.

--------------------------------------------------------------------------------
4 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Nina Hughes discusses the Fund's results and positioning for the semiannual period ended April 30, 2006.

Q: How did RiverSource Global Technology Fund perform for the six months ended April 30, 2006?

A: RiverSource Global Technology Fund's Class A shares advanced 17.09% (excluding sales charge) for the six months ended April 30, 2006, outpacing its benchmark, the unmanaged Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), which rose 8.64%. The Fund also outperformed its peer group, represented by the Lipper Science and Technology Funds Index, which rose 13.22% over the same period.

Q: What factors most significantly affected performance during the semiannual period?

A: During the past six months, the technology sector advanced along with the overall global equity market. For the Fund, individual stock selection was the primary force behind its outperformance of the GSTI(R) Composite Index. A slightly larger-than-benchmark allocation in semiconductors and a below-benchmark weighting in internet stocks proved advantageous, but otherwise, sector allocations had no significant impact.

      Stock selection was favorable across all technology segments, with particular strength in semiconductors, communications equipment and telecommunications services.

      Individual contributors during the six months included Broadcom, MEMC Electronic Materials and Cisco Systems, all of which added to the Fund's return. The Fund had a larger-than-GSTI(R) Composite Index position in semiconductor stock Broadcom because we believe the company's growth prospects are attractive, especially given that they produce semiconductor chips for key market segments such as Voice Over Internet Protocols, broadband, wireless handheld devices and 3G (third-generation) cell phones. When we bought the stock, its risk/reward profile appeared very compelling to us. While other investors appeared overly concerned about the perceived expensiveness of the stock, based on our own earnings calculations, we did not consider it too expensive. Rather, we saw meaningful upside potential, which played out in the past six months.

--------------------------------------------------------------------------------
                 RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> FOR THE FUND, INDIVIDUAL STOCK SELECTION WAS THE PRIMARY FORCE BEHIND ITS OUTPERFORMANCE OF THE GSTI(R) COMPOSITE INDEX.

      MEMC Electronic Materials provides raw wafers for the manufacture of semiconductors. When we bought it, the stock was trading at an unusually low valuation for a technology company, but we thought the outlook for semiconductors was strong. Sales of cell phones and personal computers were good and, in addition, semiconductors are being used more frequently in automobiles, high definition TVs and other devices. We believed the company would benefit from the increased semiconductor demand. Two other factors also contributed to MEMC's strong results during the period. The company benefited from a transition from 200 millimeter wafers to 300 millimeter wafers, which have a higher profit margin. And, the company makes polisilicon, a necessary component for semiconductor production that is in short supply. The supply/demand imbalance allowed the company to raise polisilicon prices.

      Cisco Systems, another key contributor, has started to show some growth. In our view, the company did a good job during the recent downturn, making strategic acquisitions and eliminating areas of the company that weren't working. We now think Cisco Systems is well-positioned for the next phase of growth as corporate technology spending increases. We see communication equipment stocks starting to pick up after lagging the technology industry for several years and we believe Cisco Systems is well-positioned to participate in that upside.

      In addition to the contributors above, our avoidance of Yahoo! had a positive impact on relative performance. We had reduced overall exposure to internet stocks because the early part of the year is typically a slower period for on-line searches. However, we felt even more strongly that Yahoo! was not an attractive stock within the internet segment. We anticipated some of the challenges Yahoo! has faced, including the market share loss to Google. Conversely, our below-GSTI(R) Composite Index weighting in Apple Computer detracted from relative return. We were concerned that the sales forecast for iPods was too optimistic and that there was too much


--------------------------------------------------------------------------------
6 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> STOCK SELECTION WAS FAVORABLE ACROSS ALL TECHNOLOGY SEGMENTS, WITH PARTICULAR STRENGTH IN SEMICONDUCTORS, COMMUNICATIONS EQUIPMENT AND TELECOMMUNICATIONS SERVICES.

      emphasis on the iPod at Apple Computer. However, Apple Computer performed very well due to a halo effect -- iPod buyers also ended up buying more Apple personal computers, which have a higher profit margin than the iPod. The increased computer sales drove Apple Computer's earnings projections higher.

      The portfolio's holdings of Symantec detracted from the Fund's performance. We took a position in the stock after the merger between Symantec and VERITAS Software. Although we were aware of potential challenges for the merger, we thought the issues would be corrected within 12 months. In retrospect, we established the Fund's position a bit early. We still believe Symantec has great growth prospects later this year and consequently the Fund held onto the stock. We think Symantec is well-positioned to benefit from strength in the computer security arena and we also anticipate favorable results from its combined focus on security and computer storage, an area where VERITAS Software had a presence.

      Internet auction stock eBay was another poor performer for the Fund. Relative to the benchmark, our eBay position had little impact, but it did hamper results on an absolute basis. The company has suffered from compressing profit margins and falling prices amid increased competition from Yahoo! and Google. We eliminated the stock from the portfolio, but not soon enough to avoid the performance impact.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: Close to end of the period, we began to rebuild the Fund's position in internet stocks, which we had previously reduced. In our opinion, the sell-off in this group brought some stocks to attractive valuations. We believe the internet-related area is one of the most promising segments within the technology sector. We're seeing more advertising through on-line services and great growth. We also increased the portfolio's software exposure because we anticipate improved growth prospects later in 2006 as enterprise spending increases.

--------------------------------------------------------------------------------
                 RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 7
--------------------------------------------------------------------------------

> WE BELIEVE THE INTERNET-RELATED AREA IS ONE OF THE MOST PROMISING SEGMENTS WITHIN THE TECHNOLOGY SECTOR.

      The Fund continued to have larger-than-GSTI(R) Composite Index positions in communications equipment and semiconductors.

      We increased the Fund's underweight in information technology services because we do not consider the valuations as attractive and believe there are more compelling growth opportunities.

      We also kept the portfolio's exposure to personal computer stocks below that of the benchmark because we see increased price competition and PC demand that is not particularly strong.

Q:    How do you intend to manage the Fund in the coming months?

A: In general, we are quite optimistic about the near-term outlook for technology stocks. As we alluded to above, we see likely increases in corporate technology spending. The last time companies spent substantial sums on technology was in the year 2000. That technology is now old enough that we anticipate significant upgrading of infrastructure and software in the near future. We should see some impact from this increased spending later in 2006 and believe it will be particularly beneficial to telecommunications and software companies.

--------------------------------------------------------------------------------
8 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Global Technology Fund

APRIL 30, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
-------------------------------------------------------------------------------
ISSUER                                                SHARES           VALUE(a)

COMMUNICATIONS EQUIPMENT (14.8%)
Alcatel                                               62,169(b,c)   $   896,340
Avocent                                               28,253(b)         761,136
CIENA                                                262,413(b)       1,073,269
Cisco Systems                                        366,009(b)       7,667,889
Corning                                              130,276(b)       3,599,526
CSR                                                   65,990(b,c)     1,454,823
Juniper Networks                                     219,650(b)       4,059,132
Lucent Technologies                                1,198,794(b)       3,344,635
Motorola                                             178,185          3,804,250
                                                                    -----------
Total                                                                26,661,000
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (6.4%)
Apple Computer                                        41,383(b)       2,912,949
Hewlett-Packard                                      137,807          4,474,593
SanDisk                                               28,461(b)       1,816,666
Seagate Technology                                    83,871(b,c)     2,227,614
                                                                    -----------
Total                                                                11,431,822
-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.4%)
MasTec                                                60,000(b)         739,800
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
Cogent Communications Group                          203,500(b)       2,146,925
Sprint Nextel                                        239,084          5,929,283
Verizon Communications                                40,095          1,324,338
                                                                    -----------
Total                                                                 9,400,546
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.8%)
Energy Conversion Devices                             30,000(b)       1,500,300
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Avnet                                                 35,674(b)         932,875
Intl DisplayWorks                                    164,000(b)         921,680
Jabil Circuit                                         46,551(b)       1,815,024
                                                                    -----------
Total                                                                 3,669,579
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.7%)
Sony                                                  26,100(c)       1,311,304
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                                SHARES           VALUE(a)
INTERNET SOFTWARE & SERVICES (3.4%)
Google Cl A                                            4,120(b)     $ 1,721,913
MatrixOne                                            198,108(b)       1,428,359
Yahoo!                                                88,328(b)       2,895,391
                                                                    -----------
Total                                                                 6,045,663
-------------------------------------------------------------------------------
IT SERVICES (3.4%)
Cognizant Technology
 Solutions Cl A                                       18,473(b)       1,175,068
Ness Technologies                                    271,354(b,c)     3,296,951
Patni Computer Systems ADR                            39,664(b,c)       662,389
Satyam Computer Services ADR                          24,729(c)         889,749
                                                                    -----------
Total                                                                 6,024,157
-------------------------------------------------------------------------------
MEDIA (4.5%)
Cablevision Systems Cl A                              49,330            999,919
Comcast Cl A                                          81,288(b)       2,515,864
NTL                                                  139,710          3,839,231
WorldSpace Cl A                                      130,705(b,d)       767,238
                                                                    -----------
Total                                                                 8,122,252
-------------------------------------------------------------------------------
METALS & MINING (0.3%)
Novastar Resources                                   851,972(b)         579,341
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (30.0%)
Agere Systems                                        218,931(b)       3,441,595
Analog Devices                                       121,939          4,623,927
Atmel                                                127,964(b)         670,531
Broadcom Cl A                                         48,673(b)       2,000,947
Cypress Semiconductor                                170,181(b)       2,920,306
Fairchild Semiconductor Intl                         100,596(b)       2,079,319
Freescale Semiconductor Cl A                         209,388(b)       6,620,848
Genesis Microchip                                     67,823(b,d)     1,066,178
Hynix Semiconductor                                   84,800(b,c)     2,963,368
Integrated Device Technology                         406,015(b)       6,179,548
Intel                                                140,305          2,803,294
Intl Rectifier                                        30,145(b)       1,362,554
Maxim Integrated Products                             66,806          2,355,580
PMC-Sierra                                           260,123(b)       3,233,329
Samsung Electronics                                   10,860(c)       7,417,372
Texas Instruments                                    112,309          3,898,245
                                                                    -----------
Total                                                                53,636,941
-------------------------------------------------------------------------------

              See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                 RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE(a)
SOFTWARE (24.3%)
Activision                                         160,745(b)       $  2,280,972
Adobe Systems                                      138,962             5,447,311
BEA Systems                                        172,772(b)          2,289,229
Compuware                                          355,909(b)          2,733,381
i2 Technologies                                     56,276(b,d)          985,393
McAfee                                              36,982(b)            964,860
Mercury Interactive                                 88,242(b)          3,176,712
Microsoft                                          189,421             4,574,517
Novell                                             120,078(b)            987,041
Open Solutions                                      46,395(b)          1,262,872
OPNET Technologies                                 100,000(b)          1,231,000
Oracle                                             176,572(b)          2,576,185
Parametric Technology                              116,628(b)          1,742,422
Quest Software                                     208,627(b)          3,590,471
SAP ADR                                             43,604(c)          2,382,087
Symantec                                           237,944(b)          3,897,523
TIBCO Software                                     393,341(b)          3,390,599
                                                                    ------------
Total                                                                 43,512,575
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (2.5%)
ALLTEL                                              41,829             2,692,533
Vodafone Group                                     774,780(c)          1,829,590
                                                                    ------------
Total                                                                  4,522,123
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $162,291,282)                                                $177,157,403
--------------------------------------------------------------------------------


OTHER (--%)
--------------------------------------------------------------------------------
ISSUER                                              SHARES            VALUE(a)
UBI Soft Entertainment
 Warrants                                            5,712(b,c,f)   $     54,759
--------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $19,674)                                                     $     54,759
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.6%)(e)
--------------------------------------------------------------------------------
ISSUER                EFFECTIVE             AMOUNT                     VALUE(a)
                        YIELD             PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Barton Capital
 05-01-06               4.83%             $1,500,000(g)               $1,499,396
Chesham Finance LLC
 05-03-06               4.78               2,000,000                   1,998,673
Societe Generale North America
 05-08-06               4.81               3,000,000                   2,996,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $6,494,935)                                                    $6,494,069
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $168,805,891)(h)                                             $183,706,231
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At April 30, 2006, the value of foreign securities represented 14.1% of net assets.

(d) At April 30, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of net assets. See Note 6 to the financial statements. 2.5% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2006 is as follows:

SECURITY                               ACQUISITION                      COST
                                          DATES
--------------------------------------------------------------------------------
UBI Soft Entertainment
 Warrants                                12-02-03                      $ 19,674

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the value of these securities amounted to $1,499,396 or 0.8% of net assets.

(h) At April 30, 2006, the cost of securities for federal income tax purposes was approximately $168,806,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $20,488,000
Unrealized depreciation                                             (5,588,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $14,900,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 11
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Global Technology Fund

APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
(identified cost $168,805,891)                                                          $183,706,231
Cash in bank on demand deposit                                                                28,312
Foreign currency holdings (identified cost $2,680,525)                                     2,681,593
(Note 1)
Capital shares receivable                                                                     13,425
Dividends and accrued interest receivable                                                     24,928
Receivable for investment securities sold                                                  3,495,616
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                  1,857
----------------------------------------------------------------------------------------------------
Total assets                                                                             189,951,962
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Capital shares payable                                                                         9,261
Payable for investment securities purchased                                                8,158,231
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                  2,229
Payable upon return of securities loaned (Note 6)                                          2,065,100
Accrued investment management services fee                                                     3,572
Accrued distribution fee                                                                       2,314
Accrued service fee                                                                                1
Accrued transfer agency fee                                                                    1,076
Accrued administrative services fee                                                              298
Other accrued expenses                                                                        60,406
----------------------------------------------------------------------------------------------------
Total liabilities                                                                         10,302,488
----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $179,649,474
====================================================================================================

----------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------
Capital stock - $.01 par value (Note 1)                                                 $    806,003
Additional paid-in capital                                                               531,001,246
Net operating loss                                                                          (724,778)
Accumulated net realized gain (loss) (Note 8)                                           (366,336,492)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 5)             14,903,495
----------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                 $179,649,474
====================================================================================================
Net assets applicable to outstanding shares:              Class A                       $127,159,915
                                                          Class B                       $ 48,610,357
                                                          Class C                       $  3,425,741
                                                          Class I                       $     13,875
                                                          Class Y                       $    439,586
Net asset value per share of outstanding capital stock:   Class A shares   54,647,004   $       2.33
                                                          Class B shares   24,068,376   $       2.02
                                                          Class C shares    1,691,203   $       2.03
                                                          Class I shares        5,882   $       2.36
                                                          Class Y shares      187,847   $       2.34
----------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                        $  1,959,851
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Global Technology Fund

                                                                         PERIOD FROM        PERIOD FROM          TOTAL
                                                                       NOV. 1, 2005 TO    DEC. 6, 2005 TO    NOV. 1, 2005 TO
                                                                         DEC. 5, 2005      APRIL 30, 2006     APRIL 30, 2006
                                                                          (UNAUDITED)        (UNAUDITED)        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                $     66,956       $    744,942       $    811,898
Interest                                                                       16,446             61,828             78,274
Fee income from securities lending (Note 6)                                     5,773             22,828             28,601
   Less foreign taxes withheld                                                     --            (15,755)           (15,755)
-----------------------------------------------------------------------------------------------------------------------------
Total income                                                                   89,175            813,843            903,018
-----------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
   Investment management services fee                                         124,267            536,303            660,570
Distribution fee
   Class A                                                                     29,535            124,855            154,390
   Class B                                                                     45,867            193,129            238,996
   Class C                                                                      3,150             13,442             16,592
Transfer agency fee                                                            69,777            271,809            341,586
Incremental transfer agency fee
   Class A                                                                      4,862             18,955             23,817
   Class B                                                                      3,314             12,934             16,248
   Class C                                                                        181                716                897
Service fee -- Class Y                                                             33                155                188
Administrative services fees and expenses                                       9,904             45,545             55,449
Custodian fees                                                                    728              3,639              4,367
Compensation of board members                                                   2,735             17,860             20,595
Printing and postage                                                            6,992             41,130             48,122
Registration fees                                                               2,508             28,688             31,196
Audit fees                                                                      2,833             14,167             17,000
Other                                                                           3,508              2,009              5,517
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                310,194          1,325,336          1,635,530
   Earnings credits on cash balances (Note 2)                                  (1,260)            (6,474)            (7,734)
-----------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            308,934          1,318,862          1,627,796
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              (219,759)          (505,019)          (724,778)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                             238,101         22,408,822         22,646,923
   Foreign currency transactions                                                  (23)            14,494             14,471
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       238,078         22,423,316         22,661,394
Net change in unrealized appreciation (depreciation) on investments
and on translation of assets and liabilities in foreign currencies         12,162,324         (6,900,324)         5,262,000
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                             12,400,402         15,522,992         27,923,394
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $ 12,180,643       $ 15,017,973       $ 27,198,616
=============================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 13
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Global Technology Fund

                                                                         APRIL 30, 2006      OCT. 31, 2005
                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $    (724,778)      $  (2,220,414)
Net realized gain (loss) on investments                                      22,661,394          22,846,390
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          5,262,000          (4,848,983)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              27,198,616          15,776,993
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                    8,382,161          14,032,284
   Class B shares                                                             2,263,103           4,198,752
   Class C shares                                                               252,320             365,934
   Class Y shares                                                                81,032             144,798
Payments for redemptions
   Class A shares                                                           (20,169,418)        (51,747,616)
   Class B shares (Note 2)                                                   (7,391,018)        (21,314,709)
   Class C shares (Note 2)                                                     (518,241)         (1,409,826)
   Class Y shares                                                               (25,574)           (256,391)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (17,125,635)        (55,986,774)
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      10,072,981         (40,209,781)
Net assets at beginning of period                                           169,576,493         209,786,274
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                               $ 179,649,474       $ 169,576,493
============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Global Technology Fund

(Unaudited as to April 30, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in the World Technologies Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 15
--------------------------------------------------------------------------------

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.98%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                                               $66,956
--------------------------------------------------------------------------------
Interest income                                                         $16,446
--------------------------------------------------------------------------------
Fee income from securities lending                                       $5,773
--------------------------------------------------------------------------------
Investment management services fee                                     $124,267
--------------------------------------------------------------------------------
Custodian fees                                                           $2,664
--------------------------------------------------------------------------------
Audit fees                                                               $3,721
--------------------------------------------------------------------------------
Other                                                                    $1,136
--------------------------------------------------------------------------------
Earnings credits on cash balances                                         $(250)
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
16 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

ILLIQUID SECURITIES

At April 30, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2006 was $54,759 representing 0.03% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 17
--------------------------------------------------------------------------------
is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2006, foreign currency holdings were entirely comprised of Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Effective Dec. 6, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, World Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Dec. 6, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $3,580 and for the period from Dec. 6, 2005 to April 30, 2006, the adjustment increased the fee by $26,825.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 19
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $107,480 for Class A, $36,380 for Class B and $437 for Class C for the six months ended April 30, 2006.

The Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2006. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.82% for Class A, 2.59% for Class B, 2.59% for Class C, 1.13% for Class I and 1.63% for Class Y of the Fund's average daily net assets

During the period from Nov. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $1,260 as a result of earnings credits from overnight cash balances. During the period from Dec. 6, 2005 to April 30, 2006, the Fund's custodian and transfer agency fees were reduced by $6,474 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $14,561,320 and $17,626,393, respectively, for the period from Nov. 1, 2005 to Dec. 5, 2005 and $148,499,388 and $163,974,261,
respectively, for the period from Dec. 6, 2005 to April 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                SIX MONTHS ENDED APRIL 30, 2006
                                           CLASS A           CLASS B          CLASS C       CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------------
Sold                                       3,784,496         1,179,272        129,841             --        36,130
Issued for reinvested distributions               --                --             --             --            --
Redeemed                                  (9,164,673)       (3,853,814)      (267,910)            --       (11,213)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (5,380,177)       (2,674,542)      (138,069)            --        24,917
-------------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED OCT. 31, 2005
                                             CLASS A           CLASS B        CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------------
Sold                                       7,304,774         2,511,332        218,828             --        76,170
Issued for reinvested distributions               --                --             --             --            --
Redeemed                                 (27,230,471)      (12,759,119)      (847,115)            --      (138,673)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (19,925,697)      (10,247,787)      (628,287)            --       (62,503)
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


EXCHANGE DATE                    CURRENCY TO           CURRENCY TO           UNREALIZED       UNREALIZED
                                BE DELIVERED           BE RECEIVED         APPRECIATION     DEPRECIATION
---------------------------------------------------------------------------------------------------------
May 2, 2006                          140,162               174,572             $     --           $2,229
                      European Monetary Unit           U.S. Dollar
May 8, 2006                      148,337,731             1,304,779                1,857               --
                                Japanese Yen           U.S. Dollar
---------------------------------------------------------------------------------------------------------
Total                                                                           $ 1,857           $2,229
---------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At April 30, 2006, securities valued at $1,959,851 were on loan to brokers. For collateral, the Fund received $2,065,100 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $28,601 for six months ended April 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $386,068,821 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:


                            2009                     2010
--------------------------------------------------------------------------------
                        $304,769,594              $81,299,227
--------------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 21
--------------------------------------------------------------------------------

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
22 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
--------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(f)       2005       2004       2003       2002
Net asset value, beginning of period                                 $1.99         $1.83      $1.72      $1.03      $1.60
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)         (.02)      (.03)      (.02)      (.03)
Net gains (losses) (both realized and unrealized)                      .35           .18        .14        .71       (.54)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .34           .16        .11        .69       (.57)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $2.33         $1.99      $1.83      $1.72      $1.03
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $127          $120       $146       $145        $81
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.64%(c)      1.75%      1.74%      1.94%      1.91%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.60%)(c)     (.92%)    (1.48%)    (1.47%)    (1.65%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               94%          115%       349%       546%       391%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      17.09%(e)      8.74%      6.40%     66.99%    (35.62%)
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).


--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 23
--------------------------------------------------------------------------------

CLASS B
--------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(f)       2005       2004       2003       2002
Net asset value, beginning of period                                 $1.74         $1.60      $1.53       $.92      $1.44
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)         (.03)      (.04)      (.03)      (.04)
Net gains (losses) (both realized and unrealized)                      .30           .17        .11        .64       (.48)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .28           .14        .07        .61       (.52)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $2.02         $1.74      $1.60      $1.53       $.92
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $49           $46        $59        $64        $38
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.42%(c)      2.53%      2.52%      2.75%      2.71%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (1.39%)(c)    (1.71%)    (2.26%)    (2.27%)    (2.45%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               94%          115%       349%       546%       391%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      16.09%(e)      8.75%      4.58%     66.30%    (36.11%)
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
24 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(a)       2005       2004       2003       2002
Net asset value, beginning of period                                 $1.74         $1.61      $1.53       $.92      $1.44
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)         (.03)      (.04)      (.03)      (.04)
Net gains (losses) (both realized and unrealized)                      .31           .16        .12        .64       (.48)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .29           .13        .08        .61       (.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $2.03         $1.74      $1.61      $1.53       $.92
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $3            $3         $4         $4         $2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.41%(c)      2.52%      2.49%      2.72%      2.69%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (1.37%)(c)    (1.69%)    (2.23%)    (2.26%)    (2.39%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               94%          115%       349%       546%       391%
---------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      16.67%(e)      8.07%      5.23%     66.30%    (36.11%)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 25
--------------------------------------------------------------------------------

CLASS I
-------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(g)      2005       2004(b)
Net asset value, beginning of period                                 $2.01        $1.83      $1.70
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --         (.01)      (.02)
Net gains (losses) (both realized and unrealized)                      .35          .19        .15
-------------------------------------------------------------------------------------------------------
Total from investment operations                                       .35          .18        .13
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $2.36        $2.01      $1.83
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--          $--        $--
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .97%(d)     1.04%      1.03%(d)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .09%(d)     (.21%)     (.73%)(d)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               94%         115%       349%
-------------------------------------------------------------------------------------------------------
Total return(e)                                                      17.41%(f)     9.84%      7.65%(f)
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
26 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y
---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Oct. 31,                                          2006(f)       2005       2004       2003       2002
Net asset value, beginning of period                                 $2.00         $1.83      $1.72      $1.03      $1.60
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --          (.02)      (.02)      (.02)      (.03)
Net gains (losses) (both realized and unrealized)                      .34           .19        .13        .71       (.54)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .34           .17        .11        .69       (.57)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $2.34         $2.00      $1.83      $1.72      $1.03
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--           $--        $--        $--        $--
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.42%(c)      1.54%      1.55%      1.69%      1.72%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.31%)(c)     (.73%)    (1.28%)    (1.25%)    (1.61%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               94%          115%       349%       546%       391%
---------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      17.00%(e)      9.29%      6.40%     66.99%    (35.63%)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended April 30, 2006 (Unaudited).

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 27
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                  BEGINNING        ENDING            EXPENSES
                                                ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING      ANNUALIZED
                                                NOV. 1, 2005    APRIL 30, 2006     THE PERIOD(a)    EXPENSE RATIO
------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000          $1,170.90            $8.73               1.64%
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000          $1,016.48            $8.11               1.64%
------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000          $1,160.90           $12.82               2.42%
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000          $1,012.65           $11.94               2.42%
------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000          $1,166.70           $12.80               2.41%
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000          $1,012.70           $11.89               2.41%
------------------------------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000          $1,174.10            $5.17                .97%
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000          $1,019.76            $4.80                .97%
------------------------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------------------------
  Actual(b)                                        $1,000          $1,170.00            $7.56               1.42%
------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000          $1,017.56            $7.02               1.42%
------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended April 30, 2006:
      +17.09% for Class A, +16.09% for Class B, +16.67% for Class C, +17.41% for
      Class I and +17.00% for Class Y.

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 29
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
30 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL TECHNOLOGY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

-------------------------------------------------------------------------------
                                      AFFIRMATIVE                 WITHHOLD
-------------------------------------------------------------------------------
  Kathleen Blatz                     119,266,453.16             3,639,988.73
-------------------------------------------------------------------------------
  Arne H. Carlson                    118,959,628.66             3,946,813.23
-------------------------------------------------------------------------------
  Patricia M. Flynn                  119,332,435.11             3,574,006.78
-------------------------------------------------------------------------------
  Anne P. Jones                      118,825,797.32             4,080,644.57
-------------------------------------------------------------------------------
  Jeffrey Laikind                    119,129,361.12             3,777,080.77
-------------------------------------------------------------------------------
  Stephen R. Lewis, Jr.              119,485,384.92             3,421,056.97
-------------------------------------------------------------------------------
  Catherine James Paglia             119,082,811.91             3,823,629.98
-------------------------------------------------------------------------------
  Vikki L. Pryor                     119,236,366.91             3,670,074.98
-------------------------------------------------------------------------------
  Alan K. Simpson                    118,560,959.50             4,345,482.39
-------------------------------------------------------------------------------
  Alison Taunton-Rigby               119,332,353.63             3,574,088.26
-------------------------------------------------------------------------------
  William F. Truscott                119,203,170.60             3,703,271.29
-------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE                AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------------
       115,934,296.65            4,354,100.69       2,618,040.27            4.28

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

         AFFIRMATIVE                AGAINST           ABSTAIN        BROKER NON-VOTES
-------------------------------------------------------------------------------------
       117,285,412.45            3,095,978.52       2,525,046.64            4.28

--------------------------------------------------------------------------------
                RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT o 31
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

                AFFIRMATIVE           AGAINST           ABSTAIN            BROKER NON-VOTES
-----------------------------------------------------------------------------------------------
              115,996,945.15        4,050,500.89      2,858,991.57               4.28

BORROWING

                AFFIRMATIVE           AGAINST           ABSTAIN            BROKER NON-VOTES
-----------------------------------------------------------------------------------------------
              116,353,705.54        3,798,482.96      2,754,249.11               4.28


--------------------------------------------------------------------------------
32 o RIVERSOURCE GLOBAL TECHNOLOGY FUND o 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE SM GLOBAL TECHNOLOGY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource Funds are managed
                        by RiverSource Investments, LLC and distributed by
                        Ameriprise Financial Services, Inc., Member NASD. Both
RIVERSOURCE [LOGO] SM   companies are part of Ameriprise Financial, Inc.
       INVESTMENTS

                                                                 S-6396 H (6/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           RIVERSOURCE GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 28, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 28, 2006